Semi-Annual Report
April 30, 2002

[COVER GRAPHIC OMITTED: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

         GALAXY TAXABLE BOND FUNDS
         GALAXY FUNDS

                  Galaxy Short-Term Bond Fund

                  Galaxy Intermediate Government
                  Income Fund

                  Galaxy Corporate Bond Fund

                  Galaxy High Quality Bond Fund

                           [GRAPHIC OMITTED: GALAXY LOGO]
                                             GALAXY
                                             FUNDS

--------------------------------------------------------------------------------
CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Galaxy Taxable Bond Fund Shareholder:

      Enclosed is the Galaxy Taxable Bond Funds' semi-annual report for the six months ended April 30, 2002. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investment during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed the Funds' portfolios in this environment. Financial statements and a list of portfolio holdings for each Fund as of April 30, 2002 appear at the end of the report.

      As the political and economic uncertainties that followed the terrorist attacks of September 11 abated during the reporting period, the Federal Reserve Board (the "Fed") became less aggressive in cutting short-term interest rates to stimulate growth. After falling for most of the previous two years, bond yields rose across the yield curve and bond prices fell. Stock prices, measured by the Standard & Poor's(R) 500 Composite Stock Price Index, showed modest gains for the reporting period.

      The investment environment of the six months ending April 30, 2002 has demonstrated how important diversification is to the financial goals of individual investors. In diversified portfolios, the outperformance by some asset classes may help offset the underperformance by other asset classes. Within asset classes, investors may also benefit by diversifying among different market sectors.

      As you may be aware, FleetBoston Financial Corporation ("FleetBoston") recently completed its acquisition of the asset management business of Liberty Financial Companies, Inc. ("Liberty") In its effort to combine the best aspects of FleetBoston's and Liberty's asset management organizations, FleetBoston has renamed its asset management business Columbia Management Group, Inc. ("Columbia"). Columbia and its affiliated companies are responsible for overseeing the investment of $170 billion in assets and rank among the top 20 mutual fund managers based on assets under management in the United States. Galaxy Fund shareholders now have the benefits associated with an organization of Columbia's size and breadth, including expanded investment management, research and other capabilities.

      In addition to the Galaxy Funds, Columbia offers a broad range of financial services. Your financial advisor can help you determine which of these services might meet your specific investment needs and help you achieve your financial goals.

      If you have questions about the information in this report or would like more information on any of the Galaxy Funds, please contact the Galaxy Information Center toll-free at 1-877-289-4252 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,

[GRAPHIC OMITTED]
Dwight E. Vicks, Jr.  SIG

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF OR GUARANTEED BY, ANY BANK

O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED


--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.


[BEGIN SIDEBAR]

"BECAUSE STABLE AND RISING INTEREST RATES TEND TO DISCOURAGE CONSUMERS FROM PREPAYING HOME LOANS OR PAYING DOWN CREDIT CARD DEBT, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES ALSO OUTPERFORMED DURING THE REPORTING PERIOD."

[END SIDEBAR]

      After rising strongly for almost two years, bond prices retreated in the six months ended April 30, 2002. Just one year ago, economists determined that the U.S. economy had entered a recession in the second quarter of 2001, but that the recession would likely be short-lived. As signs of a recovery mounted, the Fed abandoned the aggressive cuts in interest rates it had made during 2001 and adopted a more neutral monetary policy. With the scales now tipped in favor of higher interest rates, bond yields rose. The accompanying decline in prices was particularly hard on Treasury securities.

      By adjusting maturities to make the most of the new economic environment, and maintaining well-diversified portfolios of high quality investments, we helped the Galaxy Taxable Bond Funds earn competitive returns during the six-month reporting period.

A SHORT-LIVED RECESSION
      When the reporting period began on November 1, 2001, five-year Treasuries were yielding 3.51% and 30-year Treasuries were yielding 4.81%. Long Treasuries had dipped below 5% on news the Treasury had decided to discontinue issuance of 30-year Treasury Bonds. This news had been a subject of speculation for some time, but the announcement sent investors scrambling and took the market completely by surprise. Slower economic growth reduced the annual rate of inflation to 2.10%. Following a 1.3% decline in the third quarter of 2001, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, rose at an annualized rate of 1.7% in the fourth quarter.

      To stabilize economic growth, the Fed added rate cuts totaling another 75 basis points (0.75%) in November and December of 2001 to the aggregate 400 basis-point cut imposed earlier in the year. Yields for fixed income securities started to rise during this time as it became clear that the recession would not be as deep or lengthy as investors had feared and that the Fed might raise interest rates at some point. With their added sensitivity to Fed policy, short-term yields rose more than yields for longer maturities. At the end of 2001, five-year Treasuries were yielding 4.33% and 30-year Treasuries were yielding 5.48%.

      Continued strength in consumer spending helped GDP growth accelerate in the first quarter of 2002 to an estimated annualized rate of 5.6%. In March, the Fed signaled that it was adopting a neutral monetary policy that would table further cuts in interest rates. Investors also began to worry about the prospects for inflation considering the massive amount of monetary and fiscal stimulus in the pipeline. As a result, bond yields rose modestly in the first four months of the year. When the reporting period ended on April 30, 2002, five-year Treasuries were yielding 4.41% and 30-year Treasuries were yielding 5.59%.

STRATEGIES FOR A NEW MARKET CLIMATE

      Having underperformed government issues when the economy was deteriorating, selected sectors of the corporate bond market outperformed as the economic picture brightened. Within the corporate sector, higher-quality issues (with credit ratings of AA or AAA) outperformed lower quality issues. Besides an added vulnerability to uncertainty about the timing and strength of a rebound in company earnings, lower quality issues were also more sensitive to concerns about corporate accounting practices and governance that arose with the collapse of Enron Corporation.

      Because stable and rising interest rates tend to discourage consumers from prepaying home loans or paying down credit card debt, mortgage-backed and asset-backed securities also outperformed during the reporting period. Debt of foreign firms enjoyed a relative outperformance as well.

      During the reporting period, we increased investments in the corporate, mortgage-backed and asset-backed sectors. In the Galaxy Intermediate Government Income Fund and the Galaxy High Quality Bond Fund we also added positions in the debt of foreign issuers. As positive economic signs suggested that the Fed might raise interest rates by the end of 2002, we gave greater attention to issues with shorter maturities.

[BEGIN SIDEBAR]
"WITH IMPROVEMENT IN RETAIL SALES AND A PICKUP IN THE LONG-SUFFERING MANUFACTURING SECTOR, IT SEEMS CLEAR THAN AN ECONOMIC RECOVERY IS AT HAND"

RECOVERY WATCH
      With improvement in retail sales and a pickup in the long-suffering manufacturing sector, it seems clear that an economic recovery is at hand. Less clear is the timing of the recovery or its strength. The recent improvements we've seen may be more the result of companies rebuilding depleted inventories than solid gains in actual demand - which will require increases in capital spending and industrial production. If GDP growth for the second quarter of 2002 is relatively healthy, the case would be stronger that a solid recovery is underway.

      The Fed will likely wait until August to address a possible move in monetary policy in order to let the economy gain some momentum. We believe that any rate hikes after that time will be gradual and dependent on firming growth prospects. While bond yields may experience near-term volatility as investors try to interpret each day's economic signals, we would expect any future rise in yields to be gradual.



--------------------------------------------------------------------------------
PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

AS OF APRIL 30, 2002                  6 MONTHS+  1 YEAR    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)              -5.01%   -0.71%      4.49%       4.92%
--------------------------------------------------------------------------------
Intermediate Government
Income Fund**
(INCEPTION DATE 9/1/88)                -5.12     1.85       5.57        5.69
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 12/14/90)              -5.89     1.79       5.81        6.56
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*

AS OF APRIL 30, 2002                 6 MONTHS+  1 YEAR    5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)               -5.88%    1.81%       N/A        3.35%
--------------------------------------------------------------------------------

+     Unannualized total returns.
* Return figures for Retail A Shares have been restated to include the effect of the maximum 4.75% front-end sales charge, which became effective on January 1, 2001. Return figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge.
** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.

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PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES


                                                                                                                       10 YEARS/
AS OF APRIL 30, 2002                                                     6 MONTHS+      1 YEAR          5 YEARS     LIFE OF FUND++
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund (INCEPTION DATE 12/30/91)                           -0.16%          4.48%           5.75%          5.62%
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund (INCEPTION DATE 9/1/88)              -0.30           7.21            6.90           6.39
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund (INCEPTION DATE 12/12/94)                            -0.49           6.91            6.59           7.13
----------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund (INCEPTION DATE 12/14/90)                         -1.08           7.10            7.04           7.22
----------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**


                            6 MONTH          6 MONTH        1 YEAR         1 YEAR            5 YEAR            5 YEAR
                        RETURNS BEFORE    RETURNS AFTER  RETURNS BEFORE  RETURNS AFTER   RETURNS BEFORE    RETURNS AFTER
                          CONTINGENT        CONTINGENT     CONTINGENT     CONTINGENT       CONTINGENT        CONTINGENT
                           DEFERRED         DEFERRED        DEFERRED       DEFERRED         DEFERRED          DEFERRED
                         SALES CHARGE     SALES CHARGE    SALES CHARGE   SALES CHARGE     SALES CHARGE      SALES CHARGE
AS OF APRIL 30, 2002       DEDUCTED+        DEDUCTED*+      DEDUCTED       DEDUCTED*        DEDUCTED          DEDUCTED*
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)     -0.61%            -5.49%          3.55%         -1.43%            4.79%            4.29%
--------------------------------------------------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)    -0.80             -5.66           6.09           1.09              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)     -1.53             -6.35           6.13           1.13             6.19             5.71
--------------------------------------------------------------------------------------------------------------------------




                         LIFE OF FUND       LIFE OF FUND
                        RETURNS BEFORE     RETURNS AFTER
                          CONTINGENT         CONTINGENT
                           DEFERRED           DEFERRED
                         SALES CHARGE       SALES CHARGE
AS OF APRIL 30, 2002       DEDUCTED          DEDUCTED*
---------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)      4.49%             4.36%
---------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)     4.49              3.46
---------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)      5.32              5.19
---------------------------------------------------------






AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES***


                            6 MONTH          6 MONTH        1 YEAR         1 YEAR            5 YEAR            5 YEAR
                        RETURNS BEFORE    RETURNS AFTER  RETURNS BEFORE  RETURNS AFTER   RETURNS BEFORE    RETURNS AFTER
                          CONTINGENT        CONTINGENT     CONTINGENT     CONTINGENT       CONTINGENT        CONTINGENT
                           DEFERRED         DEFERRED        DEFERRED       DEFERRED         DEFERRED          DEFERRED
                         SALES CHARGE     SALES CHARGE    SALES CHARGE   SALES CHARGE     SALES CHARGE      SALES CHARGE
AS OF APRIL 30, 2002       DEDUCTED+        DEDUCTED*+      DEDUCTED       DEDUCTED*        DEDUCTED          DEDUCTED*
---------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)    -1.55%            -6.37%         6.09%           1.09%             N/A              N/A



                            LIFE OF FUND       LIFE OF FUND
                           RETURNS BEFORE     RETURNS AFTER
                             CONTINGENT         CONTINGENT
                              DEFERRED           DEFERRED
                            SALES CHARGE       SALES CHARGE
AS OF APRIL 30, 2002          DEDUCTED          DEDUCTED*
------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)        4.06%             3.31%


+    Unannualized total returns.
++ Return figures shown are average annual total returns for the 10 years ended April 30, 2002 for the Intermediate Government Income and High Quality Bond Funds and for the period from inception through April 30, 2002 for the Short-Term Bond and Corporate Bond Funds.
*    As if shares were redeemed at end of period.
** Return figures for Retail B Shares have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares after six years. Retail B Shares of the High Quality Bond Fund issued in connection with The Pillar Funds reorganization ("Pillar Retail B Shares")
     (i) are subject to a 5.50% contingent deferred sales charge if shares are redeemed within the first year after purchasing the Pillar Fund Class B Shares held prior to the reorganization, decreasing to 5.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares eight years after purchasing the Pillar Fund Class B Shares held prior to the reorganization. The average annual total returns for Retail B Shares purchased prior to January 1, 2001 and for Pillar Retail B Shares may be different than those shown above.
*** Prime B Shares (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Prime A Shares after eight years.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES AND/OR THE ADMINISTRATOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

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PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
PATRICK BRESNEHAN PIC

PATRICK BRESNEHAN BECAME MANAGER OF THE GALAXY SHORT-TERM BOND FUND IN JANUARY 2002 AND HAS BEEN A MEMBER OF THE FUND'S INVESTMENT MANAGEMENT TEAM SINCE NOVEMBER 1997. HE HAS OVER 13 YEARS OF FIXED INCOME INVESTMENT EXPERIENCE.

GALAXY SHORT-TERM BOND FUND

BY PATRICK BRESNEHAN, CFA
PORTFOLIO MANAGER

      As interest rates rose sharply during the six-month reporting period ending April 30, 2002, in response to signs of economic recovery and the subsequent fear of future interest rate hikes by the Fed, the accompanying rise in bond yields and decline in bond prices was particularly hard on Treasury securities. The exposure of the Galaxy Short-Term Bond Fund to asset-backed, mortgage-backed, and corporate securities in this environment generated additional income that helped offset the price effects of the interest rate move.

      During the six months ended April 30, 2002, the Fund's Trust Shares had a total return of -0.16% and its Retail A Shares had a total return of -0.30% before deducting the 4.75% maximum front-end sales charge. Over the same time, the Fund's Retail B Shares had a total return of -0.61% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      For the same six-month period, the short-term bond funds tracked by Lipper Inc. ("Lipper"), a mutual fund performance tracking service, earned an average total return of 0.24%, and the Lehman One-to-Three-Year Government Index had a total return of 2.30%.

      On April 30, 2002, when the reporting period ended, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 3.94%. On the same date, the 30-day SEC annualized yields for Retail A Shares and Retail B Shares of the Fund were 3.51% and 3.03%, respectively.

LARGE ADDITIONS OF CORPORATE ISSUES
      We increased the Fund's exposure to corporate bonds during the reporting period, taking advantage of selective opportunities in medium-quality issues (rated "A" and "BBB"), whose prices and yields were particularly attractive. We purchased bonds within corporate sectors that we expect to outperform once a recovery is fully underway - such as finance, telecommunications, utility and energy. Additions of mortgage-backed and asset-backed securities also served the Fund well.

FURTHER ROOM FOR CORPORATES TO OUTPERFORM
      With most of the economic recovery still ahead of us, we believe that corporate bonds can outperform in months to come. We believe the Fund's corporate bond allocation is appropriately positioned in advance of a bona fide economic recovery. We may selectively add to the Fund's corporate holdings - though at a slower pace than before. Future purchases in the Fund are also likely to occur within the AAA-rated mortgage-backed and asset-backed sectors. We expect these two sectors to perform well in an environment of improving economic expectations and stable or rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------




GALAXY SHORT-TERM BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2002

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC


FOREIGN BONDS ...................................  5%
CERTIFICATE OF DEPOSIT & NET OTHER
  ASSETS AND LIABILITIES ........................  3%
CORPORATE NOTES
AND BONDS ....................................... 42%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS .......... 29%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES ..... 15%
REPURCHASE AGREEMENT ............................  6%





GALAXY SHORT-TERM BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC


                LEHMAN BROTHERS
               ONE TO THREE YEAR        TRUST
              GOVERNMENT BOND INDEX     SHARES    RETAIL A     RETAIL B

12/30/1991          10000               10000       9525
10/31/1992          10543               10521       10020
10/31/1993          11155               11256       10720
10/31/1994          11282               11181       10647
10/31/1995          12279               12249       11635
03/04/1996          12533               12470       11834       10000
10/31/1996          13014               12850       12173        9717
10/31/1997          13857               13592       12859       10325
10/31/1998          14919               14501       13684       10937
10/31/1999          15352               14888       14016       11140
10/31/2000          16143               15787       14823       11817
10/31/2001          17947               17348       16249       12986
04/30/2002          18360               17319       16202       13006



* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SEVENTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2002. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS ONE TO THREE YEAR GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


[GRAPHIC OMITTED]
MARIE SCHOFIELD PIC

MARIE SCHOFIELD BECAME MANAGER OF THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND IN DECEMBER OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.


GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

      As an improving economic outlook enhanced the relative performance of corporate, mortgage-backed and asset-backed securities, the Galaxy Intermediate Government Income Fund benefited from sizable holdings in these investments. These positions helped offset an underperformance by U.S. government securities.

      For the six months ended April 30, 2002, the Fund's Trust Shares had a total return of -0.30%. Over the same time, the Fund's Retail A Shares had a total return of -0.43% before deducting the maximum 4.75% front-end sales charge and its Retail B Shares had a total return of -0.80% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      Those total returns compare with an average total return of -0.71% for the intermediate U.S. government bond funds tracked by Lipper and total returns of -0.01% for the Lehman Brothers Aggregate Bond Index and -0.15% for the Lehman Brothers Intermediate Government/Credit Bond Index. As of April 30, 2002, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares and Retail B Shares were 4.40%, 3.95% and 3.39%, respectively.

OPPORTUNITIES IN AN IMPROVING ECONOMY

      Believing that the economy would soon head into a recovery, we began to increase investments in corporate bonds several months before the reporting period began. We had also boosted investments in mortgage-backed securities, which we expected to outperform as interest rates stabilized. We continued to add corporate and mortgage-backed securities during the reporting period - focusing on issues with strong credit quality. These additions proved prudent, as a brighter economic outlook and increased interest rate stability helped corporate and mortgage-backed securities outperform.

      Among the corporates we bought were issues from a range of "cyclical" sectors that should perform well in a recovering economy. Other purchases included asset-backed securities, which, like mortgage-backed securities, benefited as stable interest rates slowed the payoff of

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

consumer debt. We also added securities of foreign issuers. Additions of these foreign invest ments, which performed very well during the reporting period, further enhanced Fund returns.

PREPARING FOR HIGHER INTEREST RATES

      We began to shorten our maturity and duration positioning during the period, believing that the easing cycle was likely over and the Fed would move to a neutral stance in its monetary policy. The added yield from the purchase of non-Treasury securities helped offset yield lost due to this greater emphasis on shorter maturities. With the Fed likely to increase interest rates by the end of 2002, a larger weighting in short-term issues should help to buffer Fund returns against a further deterioration in bond prices.

      In this environment, we believe that mortgage-backed securities will continue to outperform. As a result, we will probably make further additions in this area. To pay for these purchases, we would likely reduce holdings of Treasury securities, issues of U.S. government agencies and corporate bonds that we feel have less potential for further outperformance.


GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2002

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS ...................................   8%
ASSET-BACKED SECURITIES, REPURCHASE AGREEMENT
   & NET OTHER ASSETS AND LIABILITIES ...........   3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..........  41%
MORTGAGE-BACKED SECURITIES ......................  29%
CORPORATE NOTES AND BONDS .......................  19%



GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS   LEHMAN BROTHERS
              AGGREGATE   INTERMEDIATE GOVERNMENT   TRUST
             BOND INDEX     CREDIT BOND INDEX       SHARES  RETAIL A  RETAIL B

09/01/1988      10000            10000              10000       9525
10/31/1988      10419            10307              10390       9895
10/31/1989      11658            11399              11451      10907
10/31/1990      12394            12240              11687      11132
10/31/1991      14354            13933              13482      12841
10/31/1992      15766            15327              14958      14247
10/31/1993      17637            16850              16014      15316
10/31/1994      16990            16525              15310      14639
10/31/1995      19649            18597              17329      16520
10/31/1996      20797            19678              18022      17111
10/31/1997      22647            21152              19376      18365
10/31/1998      24761            23080              21221      20059   10000
10/31/1999      24893            23308              21038      19836    9353
10/31/2000      26711            24813              22572      21226   10053
10/31/2001      30600            28349              25696      24096   11351
04/30/2002      30596            28308              25621      23993   11260

* SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2002. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
DAVID LINDSAY PIC

DAVID LINDSAY HAS MANAGED THE GALAXY CORPORATE BOND FUND SINCE ITS INCEPTION IN DECEMBER OF 1994. HE HAS MANAGED OTHER FIXED INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1986.


GALAXY CORPORATE BOND FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER

      During a period when a more positive economic outlook helped corporate bonds outperform government securities, an increased emphasis on corporates enhanced total returns for the Galaxy Corporate Bond Fund. With investors still uncertain about the timing and depth of a recovery, a well-diversified mix of investments also helped Fund returns.

      For the six months ended April 30, 2002, Trust Shares of the Galaxy Corporate Bond Fund had a total return of -0.49%. That compares to an average total return of -0.50% for the intermediate investment-grade bond funds tracked by Lipper and -0.15% for the Lehman Brothers Intermediate Government/Credit Bond Index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.73%.

MOVING INTO CYCLICAL ISSUES

      We began to increase investments in corporate bonds in the summer and fall of 2001, before the six-month reporting period began. Most of these purchases were high quality issues from economically "defensive" sectors. We also took advantage of selective opportunities in medium quality issues whose prices and yields were particularly attractive.

      We continued to increase the Fund's corporate weighting during the reporting period - purchasing debt from financial, food and utility groups as well as more "cyclical" sectors such as chemicals, retail, capital goods, energy and paper. In addition, we further increased investments in issues with medium credit quality. As we increased the Fund's position in corporate bonds, we reduced its holdings in mortgage-backed and asset-backed securities. We maintained the sizable positions we had established before the reporting period in high quality Yankee bonds, which are dollar-denominated obligations issued in the U.S. by foreign entities. An outperformance by these investments enhanced the Fund's return.

      The purchases we made during the period were concentrated in maturities of five to ten years, which diminished the Fund's weighting in longer-term securities. Although we believe a somewhat shorter maturity structure will eventually buffer Fund returns if bond prices continue to decline, an underperformance by intermediate-term issues during the reporting period detracted from returns during that time.

FURTHER ROOM FOR CORPORATES TO OUTPERFORM

      With most of the economic recovery still ahead of us, we believe that corporate bonds may continue to outperform in months to come. As a result, we plan to further increase the Fund's corporate holdings - though probably at a slower pace than before. When we find lower quality corporates with reasonable credit risk, we may make additional purchases of those issues. To make room for an increase on the corporate side, we will probably continue to reduce holdings in the mortgage-backed and asset-backed sectors.


GALAXY CORPORATE BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2002

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC


FOREIGN BONDS ...........................................   8%
ASSET-BACKED SECURITIES .................................   3%
REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES .   2%
CORPORATE NOTES AND BONDS ...............................  68%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..................  19%


GALAXY CORPORATE BOND FUND

GROWTH OF $10,000 INVESTMENT*


                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC


            LEHMAN BROTHERS
        INTERMEDIATE GOVERNMENT      TRUST
          CREDIT BOND INDEX          SHARES

12/12/1994      10000                10000
10/31/1995      11306                11385
10/31/1996      11963                11930
10/31/1997      12859                12832
10/31/1998      14031                13983
10/31/1999      14169                13868
10/31/2000      15084                14657
10/31/2001      17234                16707
04/30/2002      17209                16625



* SINCE INCEPTION ON 12/12/94. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
MARIE SCHOFIELD PIC

MARIE SCHOFIELD HAS MANAGED THE GALAXY HIGH QUALITY BOND FUND SINCE MARCH OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.

GALAXY HIGH QUALITY BOND FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

      At a time when corporate bonds and mortgage-backed securities outperformed government issues, the Galaxy High Quality Bond Fund benefited from significant increases in these sectors. Of further benefit were additions of foreign debt and asset-backed securities.

      For the six months ended April 30, 2002, the Fund's Trust Shares had a total return of -1.08%. Over the same time, the Fund's Retail A Shares had a total return of -1.20% before deducting the maximum 4.75% front-end sales charge and its Retail B Shares had a total return of -1.53% before deducting the maximum 5.00% contingent deferred sales charge. For the same reporting period, the Fund's Prime A Shares had a total return of -1.19% before deducting the maximum 4.75% front-end sales charge and its Prime B Shares had a total return of -1.55% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 3 for total returns after deducting the applicable front-end sales charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)

      Over the same six-month period, the A-rated corporate bond funds tracked by Lipper had an average total return of -0.89% and the Lehman Brothers Government/Credit Bond Index had a total return of -0.99%. On April 30, 2002, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares were 4.90%, 4.47%, 4.00%, 4.47% and 3.96%, respectively.

LARGE ADDITIONS OF CORPORATE ISSUES

      We began to increase investments in corporate bonds early in 2001, before the six-month reporting period began, as the Fed initiated a large easing to shore up a weakening economy. Initially, we concentrated these purchases in corporates that tend to be less sensitive to economic fluctuations. As further rate cuts made a recovery more likely, we added more cyclical names such as industrials and basic industry debt.

      We continued to add corporate bonds throughout the reporting period. With a strong outperformance by the corporate sector during this time, the larger position was a significant benefit to Fund returns. During the period, we made further purchases from a range of cyclical sectors. We also bought corporates with credit quality in the mid-to-lower investment grade range (rated "A" and "BBB") due to the attractive prices that were available for these securities. Some of these opportunities came from modest initial positions in the debt of telecommunications firms and other sectors that we expect to outperform once a recovery is fully underway.

      Additions of mortgage-backed and asset-backed securities further improved the Fund's performance. These issues also performed well relative to government securities as stable interest rates slowed home loan prepayments and the payoff of credit card debt. We also purchased debt of foreign issuers. A solid relative performance from these investments enhanced the Fund's returns as well.

LOOKING AHEAD

      We began to shorten our overall maturity and duration positioning during the period in keeping with our expectation that the Fed had finished its easing cycle and would soon move to a neutral monetary policy. As a result, we focused on short- to intermediate-term maturities and mortgage-backed securities. The attractive yields from these new investments helped replace yields lost by giving greater attention to short-term issues. With an increased chance that the Fed will raise interest rates, these shorter-term issues should help to minimize the effect of a further decline in bond prices on Fund returns. If concerns about an expanding federal budget or higher inflation put added pressure on long-term bonds, we may move from the "barbelled" maturity structure now in place (which emphasizes short and long maturities) to a "laddered" structure that would increase the weighting in intermediate maturities.

      With rates stable or rising, mortgage-backed securities should continue to outperform. We expect, therefore, to make further purchases in this sector. We may also take advantage of additional opportunities in corporate bonds, especially issues that can benefit the most from an economic recovery.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

GALAXY HIGH QUALITY BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2002

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS ...................................................   10%
ASSET-BACKED SECURITIES .........................................    7%
MUNICIPAL SECURITIES, REPURCHASE AGREEMENT & NET OTHER
  ASSETS AND LIABILITIES ........................................    3%
CORPORATE NOTES AND BONDS .......................................   48%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..........................   20%
MORTGAGE-BACKED SECURITIES ......................................   12%


GALAXY HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC

              LEHMAN BROTHERS
           INTERMEDIATE GOVERNMENT   TRUST
             CREDIT BOND INDEX       SHARES  RETAIL A    RETAIL B

12/14/1990         10000             10000     9525
10/31/1991         11291             11003    10480
10/31/1992         12478             12139    11562
10/31/1993         14180             14037    13368
10/31/1994         13522             12859    12244
10/31/1995         15707             15259    14505
03/04/1996         15956             17569    16732        10000
10/31/1996         16554             15939    15120         9626
10/31/1997         18013             17271    16362        10483
10/31/1998         19864             19084    18056        11541
10/31/1999         19732             18602    17576        11170
10/31/2000         21139             19955    18813        11999
10/31/2001         24377             22896    21531        13772
04/30/2002         24135             22647    21275        13658





             PRIME A SHARES   PRIME B SHARES

12/14/1990
10/31/1991
10/31/1992
10/31/1993
10/31/1994
10/31/1995
03/04/1996
10/31/1996
10/31/1997
10/31/1998       9525             10000
10/31/1999       9269              9197
10/31/2000       9918              9903
10/31/2001      11354             11375
04/30/2002      11219             11204



* SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES AND PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SEVENTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2002. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2002. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DOES NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE YOU PURSUE YOUR GOALS."

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while you pursue your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of most shareholders. Diversification does not eliminate the risk of loss in a declining market.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class). Please see the Funds' prospectuses for details on this service.


CONSOLIDATED STATEMENTS

If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

YOUR FINANCIAL ADVISOR

Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or about your account.

24-HOUR ACCESS TO ACCOUNT INFORMATION

24 hours a day, seven days a week, our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-289-4252 for information on initial purchases and current performance.

--------------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS. SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PFPC DISTRIBUTORS, INC., MEMBER NASD AND SIPC.

SHAREHOLDER INFORMATION

[BEGIN SIDEBAR]

         TRUSTEES
            AND
    EXECUTIVE OFFICERS

   Dwight E. Vicks, Jr.
   CHAIRMAN AND TRUSTEE

      John T. O'Neill
   PRESIDENT, TREASURER
        AND TRUSTEE

     Louis DeThomasis,
       F.S.C., Ph.D.
          TRUSTEE

     Kenneth A. Froot
          TRUSTEE

     Donald B. Miller
     EMERITUS TRUSTEE

       James M. Seed
     EMERITUS TRUSTEE

    Bradford S. Wellman
     EMERITUS TRUSTEE

     William Greilich
      VICE PRESIDENT

         W. Bruce
      McConnel, Esq.
         SECRETARY

    INVESTMENT ADVISOR

     Fleet Investment
       Advisors Inc.
    100 Federal Street
     Boston, MA 02110

        DISTRIBUTOR

 PFPC Distributors, Inc.
   3200 Horizon Drive
 King of Prussia, PA 19406

       ADMINISTRATOR

         PFPC Inc.
    4400 Computer Drive
       Westborough,
 Massachusetts 01581-5108

   INDEPENDENT AUDITORS

     Ernst & Young LLP
   200 Clarendon Street
     Boston, MA 02116

       LEGAL COUNSEL

Drinker Biddle & Reath LLP
     One Logan Square
  18th and Cherry Streets
Philadelphia, PA 19103-6996

[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from PFPC Distributors, Inc. by calling toll-free 1-877-289-4252. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

[GRAPHIC OMITTED]

RECYCLE LOGO

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------

CORPORATE NOTES AND BONDS - 42.14%

                FINANCE - 7.05%

 $  865,000     Bombardier Capital, Inc., MTN
                7.30%, 12/15/02 (A).......................... $     887,854
    515,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 05/03/04..............................       549,219
  1,600,000     General Electric Capital Corp.
                Series A, MTN

                5.00%, 02/15/07..............................     1,589,115
  1,500,000     Household Finance Corp., MTN
                2.25%, 05/28/04 (B)..........................     1,488,639
    850,000     Merrill Lynch & Co., Series B, MTN
                4.54%, 03/08/05..............................       853,592
  1,600,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..............................     1,647,957
  1,065,000     National Rural Utilities
                Cooperative Finance Corp.
                5.25%, 07/15/04..............................     1,075,262
  1,000,000     USL Capital Corp., Series D, MTN
                6.40%, 12/20/02..............................     1,021,558
  2,000,000     Verizon Global Funding Corp.
                6.75%, 12/01/05..............................     2,068,354
                                                              -------------
                                                                 11,181,550
                                                              -------------

                COMMUNICATIONS - 6.51%

  1,750,000     AOL Time Warner, Inc.
                6.13%, 04/15/06..............................     1,714,709
  1,000,000     AT&T Corp., Senior Note
                6.50%, 11/15/06 (A)..........................       959,210
  1,250,000     France Telecom
                7.70%, 03/01/06..............................     1,275,446
  2,000,000     Gannett Co., Inc.
                4.95%, 04/01/05..............................     2,024,566
  2,000,000     Qwest Corp.
                7.63%, 06/09/03..............................     1,940,596
  1,000,000     Sprint Capital Corp., Company Guaranteed
                6.00%, 01/15/07..............................       915,656
  1,500,000     Verizon Wireless, Inc.
                2.39%, 12/17/03 (A)(B).......................     1,501,790
                                                              -------------
                                                                 10,331,973
                                                              -------------

                ENERGY - 5.33%

  3,000,000     Conoco, Inc.
                2.75%, 10/15/02 (B)..........................     3,007,026
  2,500,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..............................     2,464,260
    975,000     Kerr-McGee Corp., Company Guaranteed
                5.38%, 04/15/05..............................       988,585
  1,800,000     Phillips Petroleum Co.
                8.50%, 05/25/05..............................     1,996,776
                                                              -------------
                                                                  8,456,647

                                                              -------------

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                AUTOMOBILE FINANCE - 4.86%

 $2,500,000     Associates Corp. of North America
                Senior Note
                5.75%, 11/01/03..............................  $  2,589,187
  2,500,000     Ford Motor Credit Co.
                6.88%, 02/01/06..............................     2,534,607
  2,500,000     General Motors Acceptance Corp., MTN
                6.38%, 01/30/04..............................     2,579,773
                                                              -------------
                                                                  7,703,567
                                                              -------------

                UTILITIES - 4.56%

  1,750,000     Constellation Energy Group, Inc.
                6.35%, 04/01/07..............................     1,777,115
  1,250,000     Indiana Michigan Power, Senior Note
                6.13%, 12/15/06..............................     1,263,681
  1,500,000     Monongahela Power Co., First Mortgage
                5.00%, 10/01/06..............................     1,473,185
  1,500,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..............................     1,523,677
  1,200,000     Virginia Electric & Power
                Series A, Senior Note
                5.38%, 02/01/07..............................     1,193,605
                                                              -------------
                                                                  7,231,263
                                                              -------------

                INDUSTRIAL - 3.77%

  1,250,000     Deere & Co.
                6.55%, 07/15/04..............................     1,313,364
  1,500,000     Norfolk Southern Corp.
                6.95%, 05/01/02..............................     1,500,000
  1,485,000     Textron, Inc.
                6.75%, 09/15/02..............................     1,502,609
  2,000,000     Tyco International Group SA, Yankee
                5.80%, 08/01/06..............................     1,666,840
                                                             -------------
                                                                  5,982,813
                                                              -------------

                BASIC MATERIALS - 3.54%

  3,000,000     Alcoa, Inc.
                2.20%, 12/06/04 (B)..........................     3,003,156
  1,000,000     International Paper Co.
                8.00%, 07/08/03..............................     1,048,929
  1,550,000     Weyerhaeuser Co.
                6.00%, 08/01/06..............................     1,561,687
                                                              -------------
                                                                  5,613,772
                                                              -------------

                CONSUMER STAPLES - 3.35%

  3,000,000     Colgate Palmolive Co., Series D, MTN
                2.03%, 08/16/04 (B)..........................     3,003,618
  1,250,000     Kellogg Co., Series B
                6.00%, 04/01/06..............................     1,287,450
  1,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..........................     1,030,178
                                                              -------------
                                                                  5,321,246
                                                              -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------
SHORT-TERM BOND FUND
---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------

                CONSUMER CYCLICAL - 2.23%

 $1,000,000     Target Corp.
                5.95%, 05/15/06.............................. $   1,031,917
  2,500,000     Wal-Mart Stores

                3.25%, 09/29/03..............................     2,504,578
                                                              -------------
                                                                  3,536,495
                                                              -------------

                TECHNOLOGY - 0.94%

  1,500,000     IBM Corp.
                4.88%, 10/01/06..............................     1,490,253
                                                              -------------
                TOTAL CORPORATE NOTES AND BONDS .............    66,849,579
                                                              -------------
                (Cost $66,716,759)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.33%

                U.S. TREASURY NOTES - 9.65%

  9,100,000     6.25%, 02/15/03..............................     9,394,685
  4,750,000     4.25%, 11/15/03..............................     4,851,313
  1,000,000     5.88%, 11/15/04..............................     1,055,469
                                                              -------------
                                                                 15,301,467
                                                              -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.35%

  3,250,000     3.25%, 11/15/04..............................     3,209,128
  2,171,138     6.00%, 10/01/06, Pool #M90681................     2,224,738
    766,256     7.50%, 09/01/15, Pool #E81452................       808,161
     11,153     7.00%, 05/01/19, Pool #D29158................        11,355
    288,505     6.50%, 11/15/23, Series 2008
                Class A, CMO.................................       295,767
  1,181,760     6.50%, 04/15/25, Series 1839
                Class C, CMO.................................     1,232,541
  4,378,941     5.50%, 12/15/26, Series 2387
                Class D, CMO.................................     4,428,183
    974,600     8.50%, 07/01/30, Pool #C40561................     1,040,081
                                                              -------------
                                                                 13,249,954
                                                              -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.52%

     15,319     8.95%, 05/25/03, Series 1988-10
                Class B, CMO.................................        15,503
    413,870     6.50%, 03/01/12, Pool #313409................       430,554
    613,734     6.00%, 01/01/14, Pool #482523................       629,269
    787,347     8.00%, 05/01/15, Pool #357074................       835,326
    966,013     7.50%, 08/01/15, Pool #253390................     1,020,351
  4,424,796     6.00%, 02/01/17, Pool #632851................     4,487,019
    559,151     8.00%, 08/01/30, Pool #253398................       590,603
  1,466,593     8.00%, 05/01/31, Pool #586461................     1,549,089
    741,023     8.00%, 07/01/31, Pool #253905................       782,705
                                                              -------------
                                                                 10,340,419
                                                              -------------

                FEDERAL HOME LOAN BANK - 3.47%

  5,250,000     6.38%, 11/14/03, Series EJ03.................     5,510,122
                                                              -------------

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.34%

 $  846,399     6.50%, 09/15/13, Pool #476201................ $     882,371
    540,355     7.00%, 11/15/13, Pool #780921................       569,230
    142,968     7.00%, 04/15/29, Pool #458548................       147,838
    465,455     7.00%, 04/15/29, Pool #458549................       481,309
     45,022     7.00%, 08/15/29, Pool #509742................        46,556
                                                              -------------
                                                                  2,127,304
                                                              -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .................................    46,529,266
                                                              -------------
                (Cost $46,203,288)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 14.98%

  2,000,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-4
                6.26%, 06/15/07..............................     2,089,960
     47,477     CIT RV Owner Trust
                Series 1995-A, Class A
                6.25%, 01/15/11..............................        47,717
  2,000,000     Citibank Credit Card Issuance Trust
                Series 2001-A8, Class A-8
                4.10%, 12/07/06..............................     2,002,493
  2,318,677     Countrywide Home Loans
                Series 2001-16, Class 1A10, CMO
                6.75%, 10/25/31..............................     2,381,421
  2,957,054     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3
                7.09%, 12/06/03..............................     2,994,706
  1,900,000     Harley Davidson Motorcycle Trust
                Series 2001-2, Class A2
                4.72%, 06/15/09..............................     1,937,039
  2,100,000     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-4
                5.56%, 06/19/06..............................     2,174,152
  2,500,000     Nissan Auto Receivables Owner Trust
                Series 2002-B, Class A-4
                4.60%, 09/17/07..............................     2,527,587
  1,143,500     PNC Student Loan Trust I
                Series 1997-2, Class A-5
                6.53%, 01/25/03..............................     1,154,331
  2,396,191     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..............................     2,444,941
    948,514     Residential Funding Mortgage Securities I
                Series 2000-S2, Class A-3, CMO
                7.50%, 02/25/30..............................       990,588
    250,000     Sears Credit Account Master Trust
                Series 1996-4, Class A
                6.45%, 10/16/06..............................       252,757
  2,650,000     Standard Credit Card Master Trust
                Series 1993-2, Class A
                5.95%, 10/07/04..............................     2,750,818
      7,500     University Support Services, Inc.
                Series 1993-A, Class B
                6.50%, 08/20/08 (B)..........................         7,615
                                                              -------------
                TOTAL ASSET-BACKED AND MORTGAGE-BACKED
                SECURITIES ..................................    23,756,125
                                                              -------------
                (Cost $23,294,618)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------

FOREIGN BONDS - 4.85%

 $1,000,000     Government of Canada
                6.75%, 08/28/06.............................. $   1,076,106
  1,000,000     Nestle Holdings Plc
                5.00%, 12/08/03 (D)..........................     1,024,566
  3,000,000     Pepsico, Inc., Senior Note, EMTN
                5.60%, 10/07/02..............................     3,040,974
  2,500,000     Province of Quebec
                5.50%, 04/11/06 (C)..........................     2,558,535
                                                              -------------
                TOTAL FOREIGN BONDS .........................     7,700,181
                                                              -------------
                (Cost $7,589,227)

CERTIFICATE OF DEPOSIT - 0.63%

  1,000,000     National City Bank
                1.77%, 09/24/02 (B)..........................     1,000,098
                                                              -------------
                TOTAL CERTIFICATE OF DEPOSIT ................     1,000,098
                                                              -------------
                (Cost $1,000,000)

REPURCHASE AGREEMENT - 5.50%

  8,730,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.88%, Due 5/1/2002, dated 4/30/2002
                Repurchase Price $8,730,456
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 13.25%
                Due 9/30/2003 - 11/15/2028;
                Total Par $7,674,791
                Market Value $8,904,616).....................     8,730,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT ..................     8,730,000
                                                              -------------
                (Cost $8,730,000)

TOTAL INVESTMENTS - 97.43%...................................   154,565,249
                                                              -------------
(Cost $153,533,892)
NET OTHER ASSETS AND LIABILITIES - 2.57%.....................     4,081,203
                                                              -------------
NET ASSETS - 100.00%......................................... $ 158,646,452
                                                              =============

---------------------------------------------

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On April 30, 2002, these securities amounted to $4,379,032 or 2.76% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2002.
(C)  U.S. Dollar-Denominated
(D)  Euro-Dollar Bond

CMO  Collateralized Mortgage Obligation
EMTN Euro Medium Term Note
MTN  Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 41.07%

                U.S. TREASURY NOTES - 16.58%

$ 6,500,000     5.50%, 05/31/03.............................. $   6,718,868
  2,700,000     5.75%, 08/15/03..............................     2,808,634
    360,000     2.75%, 09/30/03..............................       360,366
  3,000,000     3.25%, 12/31/03..............................     3,015,120
  3,675,000     3.00%, 01/31/04..............................     3,673,280
 13,250,000     5.25%, 05/15/04..............................    13,775,866
    900,000     6.00%, 08/15/04..............................       951,223
  4,675,000     5.88%, 11/15/04..............................     4,934,318
  2,500,000     7.50%, 02/15/05..............................     2,751,760
  1,500,000     6.50%, 05/15/05..............................     1,614,316
  8,150,000     6.75%, 05/15/05..............................     8,823,019
  1,500,000     6.50%, 08/15/05..............................     1,617,540
  8,200,000     5.75%, 11/15/05..............................     8,651,648
  1,500,000     5.63%, 02/15/06..............................     1,576,993
    500,000     7.00%, 07/15/06..............................       551,036
  3,000,000     6.50%, 10/15/06..............................     3,253,713
  2,500,000     3.50%, 11/15/06..............................     2,408,205
  2,770,000     6.25%, 02/15/07..............................     2,980,672
  5,500,000     6.63%, 05/15/07..............................     6,012,837
  2,125,000     6.13%, 08/15/07..............................     2,275,826
  3,710,000     5.63%, 05/15/08..............................     3,882,893
  2,400,000     6.50%, 02/15/10..............................     2,631,470
  1,350,000     5.00%, 02/15/11..............................     1,343,039
    650,000     5.00%, 08/15/11..............................       645,278
                                                              -------------
                                                                 87,257,920
                                                              -------------

                U.S. GOVERNMENT-BACKED BONDS - 5.77%

  1,830,000     A.I.D. Israel, Series 2-C
                5.63%, 09/15/03..............................     1,901,608
  5,590,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..............................     5,846,016
  5,000,000     Private Export Funding Corp., Series C
                6.31%, 09/30/04..............................     5,291,355
  2,000,000     Private Export Funding Corp., Series M
                5.34%, 03/15/06..............................     2,047,974
  1,740,000     Private Export Funding Corp., Series WW
                6.62%, 10/01/05..............................     1,862,680
  3,800,000     Private Export Funding Corp., Series ZZ
                7.11%, 04/15/07..............................     4,166,149
  1,304,837     Small Business Administration
                Participation Certificates
                Series 1995-B
                7.25%, 05/10/05..............................     1,399,720
  2,000,000     U.S. Department of Housing & Urban
                Development, Series 95-A
                8.24%, 08/01/02..............................     2,030,778
  5,500,000     U.S. Department of Housing & Urban
                Development, Series 97-A
                6.36%, 08/01/04..............................     5,813,082
                                                              -------------
                                                                 30,359,362
                                                              -------------

   PAR VALUE                                                      VALUE
  ----------                                                    ---------

                FEDERAL HOME LOAN BANK - 5.38%

$13,000,000     1.62%, 05/13/02 (D).......................... $  12,992,980
    600,000     4.50%, 07/07/03, MTN.........................       612,046
  6,900,000     4.88%, 04/16/04..............................     7,092,814
    350,000     7.66%, 07/20/04..............................       380,189
  3,000,000     3.63%, 10/15/04..............................     2,999,331
  1,000,000     6.53%, 06/09/09..............................     1,034,429
  1,000,000     7.25%, 11/19/09..............................     1,026,089
  2,000,000     7.73%, 04/05/10..............................     2,171,280
                                                              -------------
                                                                 28,309,158
                                                              -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.23%

  5,030,000     1.71%, 05/13/02 (D)..........................     5,027,133
  5,705,000     5.13%, 02/13/04..............................     5,872,858
  4,000,000     5.25%, 06/04/04..............................     4,011,628
  1,000,000     5.50%, 02/15/06..............................     1,032,592
    750,000     6.01%, 05/03/06, MTN.........................       750,167
  2,750,000     6.00%, 05/15/08..............................     2,867,191
  4,885,000     5.25%, 01/15/09..............................     4,859,222
    500,000     6.04%, 02/25/09, MTN.........................       506,741
  2,310,000     7.13%, 01/15/30..............................     2,565,294
                                                              -------------
                                                                 27,492,826
                                                              -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.18%

  2,000,000     6.38%, 11/15/03..............................     2,096,946
  6,000,000     3.25%, 12/15/03..............................     5,993,508
  2,400,000     6.63%, 09/15/09..............................     2,574,533
  3,500,000     5.75%, 01/15/12..............................     3,502,348
  5,030,000     6.50%, 05/15/29..............................     5,094,447
  2,565,000     6.75%, 03/15/31..............................     2,730,891
                                                              -------------
                                                                 21,992,673
                                                              -------------

                U.S. TREASURY BONDS - 3.66%

    500,000     11.13%, 08/15/03.............................       553,770
  1,200,000     11.88%, 11/15/03.............................     1,362,422
  6,850,000     6.00%, 08/15/09..............................     7,295,257
  1,850,000     12.00%, 08/15/13.............................     2,553,723
    700,000     11.25%, 02/15/15.............................     1,071,930
  2,000,000     9.88%, 11/15/15..............................     2,826,408
    500,000     8.75%, 05/15/20..............................       670,859
  3,000,000     5.38%, 02/15/31..............................     2,905,782
                                                              -------------
                                                                 19,240,151
                                                              -------------

                FEDERAL FARM CREDIT BANK - 0.27%

  1,000,000     6.55%, 02/07/04, MTN.........................     1,055,390
    350,000     7.35%, 03/24/05, MTN.........................       380,971
                                                              -------------
                                                                  1,436,361
                                                              -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .................................   216,088,451
                                                              -------------
                (Cost $212,106,041)




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


MORTGAGE-BACKED SECURITIES - 29.27%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.14%

$    76,429     8.00%, 07/01/07, Pool #125136................ $      81,015
    791,715     6.60%, 11/01/07, Pool #375483................       836,991
    919,447     6.57%, 12/01/07, Pool #375567................       970,879
  1,121,189     6.58%, 12/01/07, Pool #380013................     1,184,255
  1,442,315     6.12%, 10/01/08, Pool #380999................     1,503,613
  1,430,498     5.00%, 05/01/09, Pool #326584................     1,430,050
        723     8.00%, 12/01/09, Pool #313180................           765
    866,634     6.00%, 04/01/11, Pool #398072................       896,696
    792,835     6.50%, 05/01/11, Pool #250554................       824,796
  5,000,000     6.00%, 10/25/11, Series 2001-54
                Class PA, CMO................................     5,165,869
  3,629,423     6.00%, 04/01/13, Pool #251656................     3,721,293
  2,655,621     6.00%, 04/01/13, Pool #418044................     2,722,842
     87,215     6.00%, 06/01/13, Pool #421167................        89,423
  1,250,331     6.50%, 06/01/13, Pool #430204................     1,296,827
    379,945     6.00%, 06/01/14, Pool #484967................       388,731
  1,971,089     6.00%, 06/01/14, Pool #495200................     2,016,670
    518,751     6.00%, 06/01/14, Pool #500131................       530,747
    615,784     7.50%, 10/01/15, Pool #253474................       650,421
  4,498,369     7.79%, 02/01/19, Pool #160103................     4,827,313
    706,461     10.00%, 10/01/20, Pool #190942...............       794,107
    784,823     10.00%, 12/01/20, Pool #303416...............       882,435
  5,000,000     6.00%, 09/25/21, Series 2001-81
                Class QB, CMO................................     5,146,658
  2,816,327     8.00%, 12/01/29, Pool #535031................     2,986,187
    183,965     8.00%, 02/01/30, Pool #525961................       194,313
    452,952     8.00%, 02/01/30, Pool #529898................       478,431
    432,624     8.00%, 02/01/30, Pool #531766................       456,959
    113,839     8.00%, 03/01/30, Pool #533977................       120,243
    234,787     8.00%, 04/01/30, Pool #526425................       247,993
    653,799     8.00%, 04/01/30, Pool #536553................       690,575
    212,822     8.00%, 05/01/30, Pool #534205................       224,793
  1,481,421     7.00%, 05/01/31, Pool #580952................     1,530,030
  5,016,931     6.50%, 07/01/31, Pool #589183................     5,082,779
 10,411,903     6.50%, 08/01/31, Pool #596663................    10,548,559
    850,436     6.50%, 08/01/31, Pool #600564................       861,598
  8,829,228     6.50%, 09/01/31, Pool #604108................     8,945,111
  5,312,895     7.00%, 09/01/31, Pool #597550................     5,487,224
  5,921,319     6.00%, 12/01/31, Pool #629370................     5,843,601
                                                              -------------
                                                                 79,660,792
                                                              -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.30%

     53,190     7.00%, 10/01/03, Pool #N97059................        54,703
    643,672     6.70%, 07/15/06, Pool #1233-G, CMO ..........       647,432
    512,737     7.00%, 12/01/10, Pool #E00407................       539,816
  5,335,020     5.00%, 12/01/13, Pool #E73815................     5,368,364
  5,000,000     6.50%, 01/15/17, Pool #2345-QB, CMO .........     5,160,730
  1,080,000     6.75%, 02/15/20, Pool #1663-AD, CMO .........     1,129,230
  5,000,000     6.00%, 04/15/22, Pool #2118-QC, CMO .........     5,121,122
  2,291,278     6.50%, 10/15/23, Pool #1990-E, CMO ..........     2,355,849
  5,000,000     6.00%, 10/15/27, Pool #2382-GC, CMO .........     5,090,095


   PAR VALUE                                                      VALUE
  ----------                                                    ---------

                FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

 $2,125,999     7.50%, 10/01/29, Pool #C32288................ $   2,222,997
  1,502,423     8.00%, 06/01/30, Pool #C39232................     1,587,404
  4,772,118     6.00%, 04/01/31, Pool #C50174................     4,722,905
  2,468,730     6.00%, 05/01/31, Pool #C51049................     2,443,271
  7,000,000     7.00%, 04/01/32, Pool #C65859................     7,227,500
                                                              -------------
                                                                 43,671,418
                                                              -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.83%

     18,054     8.50%, 10/15/04, Pool #004216................        18,838
     28,874     8.50%, 01/15/06, Pool #007946................        30,688
  2,987,914     6.50%, 07/15/09, Pool #780357................     3,135,442
    193,966     6.50%, 06/15/11, Pool #423829................       202,816
     62,146     6.50%, 08/15/12, Pool #455428................        64,884
     13,509     6.50%, 06/15/13, Pool #462795................        14,083
    263,848     6.50%, 07/15/13, Pool #468077................       275,061
    502,677     6.50%, 09/15/13, Pool #464192................       524,041
    205,681     6.50%, 09/15/13, Pool #476619................       214,423
    316,054     6.50%, 09/15/13, Pool #487907................       329,486
    282,627     7.00%, 09/15/13, Pool #484233................       297,730
    990,908     6.50%, 10/15/13, Pool #477500................     1,033,022
    308,134     6.50%, 10/15/13, Pool #481575................       321,229
     29,390     6.50%, 11/15/13, Pool #434062................        30,639
     53,323     5.50%, 12/15/13, Pool #495780................        54,040
    220,573     5.50%, 01/15/14, Pool #464491................       223,193
    323,219     5.50%, 02/15/14, Pool #464568................       327,058
    373,086     5.50%, 03/15/14, Pool #487579................       377,516
    285,520     5.50%, 03/15/14, Pool #501523................       288,910
     50,124     5.50%, 04/15/14, Pool #496599................        50,719
    385,947     5.50%, 04/15/14, Pool #505596................       390,530
    314,662     5.50%, 04/15/14, Pool #506448................       318,399
    525,660     5.50%, 05/15/14, Pool #480524................       531,902
    377,206     5.50%, 05/15/14, Pool #505667................       381,685
    412,564     5.50%, 06/15/14, Pool #434398................       417,463
    391,302     5.50%, 06/15/14, Pool #507142................       395,949
    438,526     6.50%, 07/15/14, Pool #494014................       456,204
    373,025     9.00%, 11/15/17, Pool #780171................       411,260
    325,878     6.75%, 07/20/21, Pool #008809 (B) ...........       337,093
  1,410,067     6.38%, 04/20/22, Pool #008956 (B) ...........     1,446,735
    451,625     7.00%, 10/15/23, Pool #360196................       470,113
    657,063     7.50%, 02/15/27, Pool #443052................       693,407
  2,126,446     7.00%, 12/15/28, Pool #483886................     2,203,529
    203,692     7.00%, 01/15/29, Pool #499333................       210,630
  1,844,541     7.00%, 02/15/29, Pool #486937................     1,907,371
  5,360,711     6.50%, 03/15/29, Pool #498474................     5,452,848
    748,990     6.50%, 03/15/29, Pool #498475................       761,864
  3,435,981     7.50%, 09/15/29, Pool #508805................     3,613,148
  1,520,045     7.50%, 09/15/29, Pool #508811................     1,598,422
    824,115     8.50%, 06/15/30, Pool #532293................       883,863
                                                              -------------
                                                                 30,696,233
                                                              -------------
                TOTAL MORTGAGE-BACKED SECURITIES                154,028,443
                                                              -------------
                (Cost $149,907,533)



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


CORPORATE NOTES AND BONDS - 19.33%

                FINANCE - 8.36%

$ 2,000,000     American Express Co.
                6.88%, 11/01/05.............................. $   2,126,436
  1,000,000     American Express Co., Senior Note
                6.75%, 06/23/04..............................     1,052,523
  2,500,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..............................     2,744,310
  3,150,000     Bank One Corp., Subordinated Debenture
                7.63%, 10/15/26..............................     3,429,774
  1,000,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..............................     1,110,533
  1,575,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..............................     1,599,647
  1,200,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..............................     1,301,506
    900,000     Citigroup, Inc., Debenture
                6.63%, 01/15/28..............................       865,363
  1,300,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..............................     1,380,647
  1,000,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..............................     1,073,865
  2,000,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..............................     2,099,552
  1,000,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..............................     1,109,069
  1,500,000     Ford Motor Credit Co.
                7.60%, 08/01/05..............................     1,556,234
  1,500,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..............................     1,606,368
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10..............................     2,105,142
  3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..............................     2,971,683
    900,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..............................       956,826
    250,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..............................       256,363
    400,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..............................       420,568
  1,000,000     Marsh & McLennan Cos., Inc.
                6.25%, 03/15/12 (A)..........................     1,015,869
  1,000,000     Morgan (J.P.) Chase & Co.
                5.35%, 03/01/07..............................       993,861
  1,000,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.50%, 08/01/05..............................     1,051,450
  1,200,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..............................     1,217,449


   PAR VALUE                                                      VALUE
  ----------                                                    ---------

                FINANCE (CONTINUED)

 $1,500,000     National City Corp., Subordinated Note
                5.75%, 02/01/09.............................. $   1,479,279
  1,500,000     National Rural Utilities Cooperative
                Finance Corp.
                5.25%, 07/15/04..............................     1,514,454
  1,300,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..............................     1,324,375
  3,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..............................     3,249,723
  2,245,000     Wells Fargo & Co.
                6.63%, 07/15/04..............................     2,371,250
                                                              -------------
                                                                 43,984,119
                                                              -------------

                CONSUMER STAPLES - 3.29%

  1,400,000     Anheuser-Busch Cos., Inc., Senior Note
                6.00%, 04/15/11..............................     1,417,693
  3,000,000     Bestfoods, Series F, MTN
                6.63%, 04/15/28..............................     3,016,548
  1,500,000     Bristol-Myers Squibb Co.
                4.75%, 10/01/06..............................     1,487,015
  2,000,000     Coca-Cola Co.
                5.75%, 03/15/11..............................     1,990,162
  1,600,000     Colgate-Palmolive Co., Series D, MTN
                5.34%, 03/27/06..............................     1,624,290
  1,400,000     Johnson & Johnson Co., Debenture
                6.63%, 09/01/09..............................     1,502,687
  1,000,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..............................     1,075,671
  3,000,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..............................     3,008,754
  2,000,000     Unilever Capital Corp.
                7.13%, 11/01/10..............................     2,166,980
                                                             -------------
                                                                 17,289,800
                                                              -------------

                INDUSTRIAL - 1.92%

  4,000,000     3M Co., Debenture
                6.38%, 02/15/28..............................     3,819,420
  1,950,000     Emerson Electric Co.
                7.88%, 06/01/05..............................     2,137,358
  2,400,000     United Parcel Service, Inc., Debenture
                8.38%, 04/01/30..............................     2,938,142
  1,200,000     United Technology Corp.
                6.35%, 03/01/11..............................     1,232,195
                                                              -------------
                                                                 10,127,115
                                                              -------------

                COMMUNICATIONS - 1.42%

  1,850,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..............................     1,813,712
  1,500,000     Disney (Walt) Co.
                7.30%, 02/08/05..............................     1,575,726
  2,600,000     Gannett Co., Inc.
                6.38%, 04/01/12..............................     2,648,012
  1,500,000     SBC Communications, Inc.
                5.88%, 02/01/12..............................     1,436,781
                                                              -------------
                                                                  7,474,231
                                                              -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                CONSUMER CYCLICAL - 1.09%

$ 3,000,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06.............................. $   3,060,027
  2,500,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..............................     2,683,040
                                                              -------------
                                                                  5,743,067
                                                              -------------

                UTILITIES - 1.02%

  1,600,000     Consolidated Edison Co. of New York
                Series B, Debenture
                7.15%, 12/01/09..............................     1,701,314
  1,000,000     South Carolina Electric & Gas Co.
                1st Mortgage
                6.63%, 02/01/32..............................       992,418
  2,700,000     Virginia Electric & Power Co.
                Series A, Senior Note
                5.38%, 02/01/07..............................     2,685,612
                                                              -------------
                                                                  5,379,344
                                                              -------------

                HIGHER EDUCATION - 0.96%

  1,350,000     Harvard University, Debenture
                8.13%, 04/15/07..............................     1,521,585
  3,436,000     Stanford University, Series A
                5.85%, 03/15/09..............................     3,512,451
                                                              -------------
                                                                  5,034,036
                                                              -------------

                TECHNOLOGY - 0.65%

  1,000,000     IBM Corp.
                4.88%, 10/01/06..............................       993,502
  2,500,000     IBM Corp., Debenture
                6.50%, 01/15/28..............................     2,422,825
                                                              -------------
                                                                  3,416,327
                                                              -------------

                BASIC MATERIALS - 0.47%

  2,300,000     Alcoa, Inc.
                7.25%, 08/01/05..............................     2,475,200
                                                              -------------

                ENERGY - 0.15%

    800,000     Texaco Capital, Inc.
                5.50%, 01/15/09..............................       798,563
                                                              -------------
                TOTAL CORPORATE NOTES AND BONDS .............   101,721,802
                                                              -------------
                (Cost $100,071,102)

FOREIGN BONDS (C) - 7.44%

  3,000,000     European Investment Bank
                5.63%, 01/24/06..............................     3,080,691
  2,250,000     Government of Canada
                6.38%, 07/21/05..............................     2,394,450
  2,360,000     Government of Canada
                6.75%, 08/28/06..............................     2,539,610
  3,000,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..............................     3,707,178


   PAR VALUE                                                      VALUE
  ----------                                                    ---------



FOREIGN BONDS (CONTINUED)

 $3,200,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09.............................. $   3,827,293
  3,220,000     International Bank of Reconstruction &
                Development
                6.63%, 08/21/06..............................     3,438,242
  5,000,000     Oesterreich Kontrollbank AG
                5.13%, 03/20/07..............................     5,052,570
  2,960,000     Province of Manitoba, Series EF
                Yankee, Debenture
                5.50%, 10/01/08..............................     2,995,035
  2,475,000     Province of Manitoba, Series EM
                Unsubordinated Note
                7.50%, 02/22/10..............................     2,773,176
  2,600,000     Province of Ontario
                6.00%, 02/21/06..............................     2,718,095
  2,700,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..............................     2,712,814
  4,000,000     Republic of Italy
                4.38%, 10/25/06..............................     3,911,880
                                                              -------------
                TOTAL FOREIGN BONDS .........................    39,151,034
                                                              -------------
                (Cost $38,016,373)

ASSET-BACKED SECURITIES - 3.23%

  1,550,000     Capital Auto Receivables Asset Trust
                Series 2001-2, Class A-3
                4.60%, 09/15/05..............................     1,580,110
  3,050,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..............................     3,125,018
  3,000,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..............................     2,966,580
    661,374     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..............................       667,816
  2,275,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-3
                4.67%, 03/18/05..............................     2,321,314
  1,725,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..............................     1,773,232
  1,383,368     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..............................     1,411,513
  1,732,329     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..............................     1,781,700
    395,467     Sallie Mae Student Loan Trust
                Series 1997-2, Class A-1
                2.25%, 10/25/05 (B)..........................       398,678
    990,819     Sallie Mae Student Loan Trust
                Series 1999-3, Class A-1
                2.02%, 01/25/07 (B)..........................       991,283
                                                              -------------
                TOTAL ASSET-BACKED SECURITIES ...............    17,017,244
                                                              -------------
                (Cost $16,747,662)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


REPURCHASE AGREEMENT - 2.79%

 $14,655,000    Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.88%, Due 05/01/2002, dated 04/30/2002
                Repurchase Price $14,655,765
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 13.25%
                Due 08/15/2003 - 11/15/2028;
                Total Par $12,883627
                Market Value $14,948,128).................... $  14,655,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT ..................    14,655,000
                                                              -------------
                (Cost $14,655,000)

TOTAL INVESTMENTS - 103.13%..................................   542,661,974
                                                              -------------
(Cost $531,503,711)

NET OTHER ASSETS AND LIABILITIES - (3.13)%...................   (16,464,379)
                                                              -------------
NET ASSETS - 100.00%......................................... $ 526,197,595
                                                              =============

----------------------------------------

(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold in a transaction exempt from registration to qualified institutional buyers. On April 30, 2002, this security amounted to $1,015,869 or 0.19% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2002.
(C)  U.S. Dollar-Denominated
(D)  Discount yield at time of purchase.

CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


CORPORATE NOTES AND BONDS - 68.01%

                FINANCE - 16.20%

$   415,000     Allstate Corp., Senior Note
                7.88%, 05/01/05.............................. $     454,473
    500,000     Associates Corp. of North America
                Senior Note
                6.00%, 04/15/03..............................       514,846
    500,000     Associates Corp. of North America
                Senior Note
                6.88%, 08/01/03..............................       523,843
    700,000     Bank of America Corp.
                Subordinated Note
                7.75%, 08/15/04..............................       751,894
    600,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..............................       658,634
    500,000     Bank of New York Co., Inc.
                Subordinated Note
                8.50%, 12/15/04..............................       553,725
    500,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..............................       555,267
  1,000,000     Boeing Capital Corp., Senior Note
                6.10%, 03/01/11..............................       995,826
  1,000,000     Caterpillar Financial Services Corp.
                6.88%, 08/01/04..............................     1,057,557
    500,000     Caterpillar Financial Services Corp.
                Series F, MTN
                4.69%, 04/25/05..............................       506,713
    720,000     CitiFinancial
                6.45%, 07/01/02..............................       724,846
    250,000     CitiGroup, Inc.
                6.63%, 09/15/05..............................       266,721
  1,000,000     CitiGroup, Inc.
                6.88%, 06/01/25..............................     1,054,892
    500,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..............................       524,888
    250,000     Ford Motor Credit Co.
                6.70%, 07/16/04..............................       255,868
  1,000,000     FPL Group Capital, Inc.
                7.63%, 09/15/06..............................     1,072,236
  1,000,000     General Electric Capital Corp.
                Series A, MTN
                6.70%, 10/01/02..............................     1,018,324
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.00%, 02/15/07..............................       248,299
    500,000     General Motors Acceptance Corp.
                5.88%, 01/22/03..............................       508,665
    500,000     Goldman Sachs Group, Inc.
                6.60%, 01/15/12..............................       497,817
  1,000,000     Hartford Financial Services Group
                6.38%, 11/01/02..............................     1,015,767
    635,000     Household Finance Corp.
                6.38%, 10/15/11..............................       613,852
  1,250,000     Marsh & McLennan Cos., Inc.
                5.38%, 03/15/07 (A)..........................     1,259,774
    550,000     Merrill Lynch & Co.
                6.55%, 08/01/04..............................       578,952


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                FINANCE (CONTINUED)

 $  950,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11.............................. $     963,814
    500,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..............................       514,987
  1,000,000     National Rural Utilities Cooperative
                Finance Corp.
                7.38%, 02/10/03..............................     1,029,128
  1,020,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..............................     1,023,507
    250,000     Regions Financial Corp.
                Subordinated Note
                7.00%, 03/01/11..............................       263,351
    500,000     SunTrust Bank Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..............................       539,029
  1,000,000     U.S. Bank N.A., Subordinated Note
                6.30%, 02/04/14..............................       999,849
  1,000,000     Wachovia Corp.
                4.95%, 11/01/06..............................       992,029
    500,000     Wells Fargo & Co.
                5.90%, 05/21/06..............................       515,939
    500,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..............................       513,024
    450,000     Wells Fargo Financial, Inc., Senior Note
                6.13%, 08/01/03..............................       466,389
                                                              -------------
                                                                 24,034,725
                                                              -------------

                CONSUMER STAPLES - 14.55%

  1,287,000     Anheuser-Busch Cos., Inc., Senior Note
                6.00%, 04/15/11..............................     1,303,265
  1,500,000     Baxter International, Inc.
                5.25%, 05/01/07..............................     1,503,780
  1,275,000     Becton Dickinson & Co.
                Senior Note, Debenture
                6.70%, 08/01/28..............................     1,259,811
    250,000     Block Financial (H&R) Corp., Senior Note
                6.75%, 11/01/04..............................       262,993
    100,000     Cendant Corp.
                6.88%, 08/15/06..............................        98,580
    500,000     Coca-Cola Co.
                5.75%, 03/15/11..............................       497,540
    280,000     Coca-Cola Enterprises, Inc., Debenture
                6.95%, 11/15/26..............................       286,779
  1,300,000     Colgate Palmolive Co., Series E, MTN
                5.98%, 04/25/12..............................     1,312,180
    500,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..............................       513,093
  1,000,000     Estee Lauder Cos., Inc., Senior Note
                6.00%, 01/15/12..............................       995,169
    330,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..............................       359,433
    500,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..............................       537,835


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                CONSUMER STAPLES (CONTINUED)

 $1,000,000     Kellogg Co., Series B
                6.00%, 04/01/06.............................. $   1,029,960
  1,000,000     Merck & Co., Inc.
                5.25%, 07/01/06..............................     1,013,042
    300,000     Newell Rubbermaid, Inc.
                6.00%, 03/15/07..............................       303,724
  1,750,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..........................     1,802,811
  1,000,000     Pharmacia Corp., Debenture
                6.50%, 12/01/18..............................     1,012,425
    250,000     Procter & Gamble Co.
                6.60%, 12/15/04..............................       266,437
  1,250,000     Procter & Gamble Co.
                Unsubordinated Note
                6.88%, 09/15/09..............................     1,355,059
    750,000     Safeway, Inc.
                6.15%, 03/01/06..............................       771,500
  1,000,000     Sara Lee Corp.
                6.25%, 09/15/11..............................     1,010,514
    400,000     Sysco Corp.
                4.75%, 07/30/05..............................       405,557
    968,000     Sysco Corp., Debenture
                6.50%, 08/01/28..............................       948,608
    500,000     Tenet Healthcare Corp., Senior Note
                6.38%, 12/01/11..............................       494,706
  1,000,000     Unilever Capital Corp.
                6.75%, 11/01/03..............................     1,048,440
  1,092,000     Wyeth
                7.90%, 02/15/05..............................     1,196,682
                                                              -------------
                                                                 21,589,923
                                                              -------------

                COMMUNICATIONS - 9.22%

    500,000     AT&T Corp.
                5.63%, 03/15/04..............................       495,845
  1,005,000     AT&T Corp., Senior Note
                8.25%, 01/15/03..............................     1,030,744
    500,000     AT&T Corp., Senior Note
                7.25%, 08/01/05..............................       519,007
    500,000     Cingular Wireless
                5.63%, 12/15/06 (A)..........................       485,231
    500,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..............................       488,449
  1,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..............................     1,015,747
  1,250,000     Disney (Walt) Co.
                6.38%, 03/01/12..............................     1,238,469
    500,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63%, 07/15/05..............................       536,528
  1,250,000     Gannett Co., Inc.
                4.95%, 04/01/05..............................     1,265,354
    455,000     GTE California, Inc., Debenture
                6.75%, 03/15/04..............................       471,985
  1,000,000     GTE Southwest, Inc., Debenture
                6.00%, 01/15/06..............................     1,008,707



   PAR VALUE                                                      VALUE
  ----------                                                    ---------



                COMMUNICATIONS (CONTINUED)

 $  750,000     Qwest Corp.
                7.63%, 06/09/03.............................. $     727,723
    850,000     SBC Communications, Inc.
                5.75%, 05/02/06..............................       867,321
    240,000     SBC Communications, Inc.
                6.25%, 03/15/11..............................       236,885
    160,000     Sprint Capital Corp.
                7.63%, 01/30/11..............................       150,877
    505,000     Sprint Capital Corp.
                6.90%, 05/01/19..............................       412,831
    925,000     Verizon Communications, Debenture
                6.46%, 04/15/08..............................       957,899
    350,000     Verizon Wireless, Inc.
                5.38%, 12/15/06 (A)..........................       335,168
    500,000     Viacom, Inc.
                6.63%, 05/15/11..............................       504,420
    750,000     Vodafone Group Plc
                7.63%, 02/15/05..............................       803,479
    250,000     WorldCom, Inc., Senior Note
                6.40%, 08/15/05..............................       125,093
                                                              -------------
                                                                 13,677,762
                                                              -------------

                INDUSTRIAL - 7.83%

  1,250,000     3M Co., Debenture
                6.38%, 02/15/28..............................     1,193,569
    350,000     Bae Systems Holdings, Inc.
                6.40%, 12/15/11..............................       349,197
    250,000     Bemis Co., Inc.
                6.50%, 08/15/08..............................       256,503
    500,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..............................       521,753
  1,000,000     Burlington Northern Santa Fe Corp.
                6.13%, 03/15/09..............................       998,254
    500,000     CRH America, Inc.
                6.95%, 03/15/12..............................       515,538
  1,000,000     Deere & Co., Debenture
                7.85%, 05/15/10..............................     1,090,111
    500,000     Emerson Electric Co.
                7.88%, 06/01/05..............................       548,041
  1,000,000     Emerson Electric Co.
                5.85%, 03/15/09..............................     1,009,498
    500,000     Lockheed Martin Corp.
                8.20%, 12/01/09..............................       563,022
    250,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11..............................       252,212
    985,000     Norfolk Southern Corp., Senior Note
                6.20%, 04/15/09..............................       996,833
    500,000     Textron, Inc.
                6.38%, 07/15/04..............................       518,665
    670,000     United Parcel Service, Debenture
                8.38%, 04/01/30..............................       820,231
    500,000     United Technologies Corp.
                4.88%, 11/01/06..............................       495,623
    950,000     United Technologies Corp.
                6.35%, 03/01/11..............................       975,488
    500,000     York International Corp., Senior Note
                6.63%, 08/15/06..............................       515,413
                                                              -------------
                                                                 11,619,951
                                                              -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------



                UTILITIES - 5.86%

 $  400,000     Commonwealth Edison, First Mortgage
                6.15%, 03/15/12 (A).......................... $     400,092
  1,250,000     Consolidated Edison Co. of New York
                Debenture, Series B
                7.15%, 12/01/09..............................     1,329,151
    250,000     Constellation Energy Group
                6.35%, 04/01/07..............................       253,874
    500,000     Energy East Corp.
                5.75%, 11/15/06..............................       487,992
    500,000     Firstenergy Corp., Series B
                6.45%, 11/15/11..............................       473,349
    100,000     Indiana Michigan Power
                Senior Note, Series A
                6.88%, 07/01/04..............................       104,777
    500,000     Indiana Michigan Power
                Senior Note, Series C
                6.13%, 12/15/06..............................       505,473
    500,000     Niagara Mohawk Power, First Mortgage
                7.75%, 05/15/06..............................       538,398
  1,000,000     Ontario Electricity Financial Corp.
                6.10%, 01/30/08..............................     1,042,626
  1,000,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..............................     1,038,916
    500,000     Progress Energy, Inc., Senior Note
                5.85%, 10/30/08..............................       489,978
  1,000,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..............................     1,015,785
  1,000,000     Scottish Power Plc, MTN
                6.38%, 05/15/08..............................     1,020,655
                                                              -------------
                                                                  8,701,066
                                                              -------------

                CONSUMER CYCLICAL - 4.79%

    700,000     Costco Wholesale Corp., Senior Note
                5.50%, 03/15/07..............................       710,398
  1,000,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..............................     1,039,819
  1,000,000     May Department Stores Co.
                7.45%, 10/15/16..............................     1,086,868
    305,000     May Department Stores Co.
                6.70%, 09/15/28..............................       295,604
  1,000,000     McDonald's Corp., MTN
                5.95%, 01/15/08..............................     1,037,889
  1,000,000     New York Times Co.
                7.63%, 03/15/05..............................     1,085,404
    300,000     Southwest Airlines Co.
                8.00%, 03/01/05..............................       324,769
    500,000     Target Corp.
                5.95%, 05/15/06..............................       515,958
  1,000,000     Time Warner Entertainment Co.
                Debenture
                8.38%, 03/15/23..............................     1,015,208
                                                              -------------
                                                                  7,111,917
                                                              -------------


   PAR VALUE                                                      VALUE
  ----------                                                    ---------




                ENERGY - 4.41%

 $  250,000     Apache Corp.
                6.25%, 04/15/12.............................. $     251,547
    200,000     Baker Hughes, Inc.
                6.00%, 02/15/09..............................       199,455
    500,000     Baker Hughes, Inc., Senior Note
                6.25%, 01/15/09..............................       506,095
    500,000     BP Amoco Plc
                10.88%, 07/15/05.............................       599,030
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..............................     1,020,738
    250,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..............................       246,426
    500,000     Devon Financing Corp. ULC
                7.88%, 09/30/31..............................       527,026
    215,000     El Paso Energy Corp., Senior Note, MTN
                7.80%, 08/01/31..............................       216,757
    575,000     Phillips Petroleum Co.
                8.50%, 05/25/05..............................       637,859
    525,000     Sunoco, Inc.
                7.13%, 03/15/04..............................       549,557
    500,000     Sunoco, Inc.
                7.75%, 09/01/09..............................       533,608
    633,000     Texas Eastern Transmission Corp.
                7.30%, 12/01/10..............................       674,710
    500,000     Tosco Corp.
                8.13%, 02/15/30..............................       578,715
                                                              -------------
                                                                  6,541,523
                                                              -------------

                BASIC MATERIALS - 3.75%

    791,000     Alcoa, Inc.
                7.25%, 08/01/05..............................       851,254
    700,000     Alcoa, Inc.
                7.38%, 08/01/10..............................       760,055
  1,250,000     du Pont (E.I.) de Nemours & Co.
                6.88%, 10/15/09..............................     1,336,241
  1,000,000     International Paper Co.
                7.63%, 08/01/04..............................     1,066,636
  1,000,000     Mead Corp., Debenture
                6.84%, 03/01/37..............................     1,041,904
    500,000     Weyerhaeuser Co.
                6.75%, 03/15/12 (A)..........................       505,555
                                                              -------------
                                                                  5,561,645
                                                              -------------

                TECHNOLOGY - 1.40%

  1,000,000     IBM Corp., Debenture
                6.22%, 08/01/27..............................    1,051,567
  1,000,000     Raytheon Co.
                6.50%, 07/15/05..............................    1,030,112
                                                              -------------
                                                                  2,081,679
                                                              -------------
                TOTAL CORPORATE NOTES AND BONDS . ...........  100,920,191
                                                              -------------
                (Cost $99,399,628)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------



U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.92%

                U.S. TREASURY NOTES - 9.05%

 $  100,000     6.00%, 09/30/02.............................. $     101,746
    500,000     5.75%, 10/31/02..............................       509,747
    600,000     5.25%, 08/15/03..............................       620,368
    600,000     2.75%, 09/30/03..............................       600,610
  1,000,000     2.75%, 10/31/03..............................       999,805
    250,000     3.00%, 01/31/04..............................       249,883
  2,000,000     5.88%, 02/15/04..............................     2,097,970
    510,000     6.75%, 05/15/05..............................       552,115
    500,000     4.63%, 05/15/06..............................       506,817
  2,345,000     3.50%, 11/15/06..............................     2,258,896
  1,000,000     6.25%, 02/15/07..............................     1,076,055
  3,250,000     6.13%, 08/15/07..............................     3,480,675
    375,000     5.00%, 08/15/11..............................       372,276
                                                              -------------
                                                                 13,426,963
                                                              -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.83%

    935,000     4.38%, 10/15/06..............................       922,307
     27,736     7.50%, 11/01/07, Pool #188629................        29,461
  2,325,000     6.38%, 06/15/09..............................     2,458,506
     48,573     5.00%, 08/01/10, Pool #006893
                Series A-1, CMO..............................        48,837
    435,611     7.50%, 06/01/13, Pool #457543................       463,245
  1,374,171     6.00%, 11/01/23, Pool #050940................     1,379,324
    377,538     6.50%, 03/01/28, Pool #412263................       384,381
                                                              -------------
                                                                  5,686,061
                                                              -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.87%

      2,048     7.00%, 06/01/04, Pool #189683................         2,053
  1,215,000     6.25%, 07/15/04..............................     1,281,281
  1,000,000     5.25%, 01/15/06..............................     1,026,905
     12,467     7.50%, 08/01/08, Pool #181313................        13,094
    900,000     6.63%, 09/15/09..............................       965,450
    500,000     6.00%, 06/15/11..............................       511,215
     87,121     7.00%, 02/01/17, Pool #289284................        90,442
     76,842     7.00%, 10/01/22, Pool #C00184................        79,940
     84,242     7.00%, 02/01/23, Pool #C00213................        87,638
    203,748     6.00%, 09/01/23, Pool #D41208................       204,576
                                                              -------------
                                                                  4,262,594
                                                              -------------

                U.S. TREASURY BONDS - 2.07%

  1,000,000     11.63%, 11/15/02.............................     1,052,149
    700,000     12.00%, 08/15/13.............................       966,274
    300,000     8.88%, 08/15/17..............................       399,293
    300,000     8.88%, 02/15/19..............................       403,137
    200,000     8.13%, 08/15/19..............................       253,141
                                                              -------------
                                                                  3,073,994
                                                              -------------

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.10%

 $   16,656     9.00%, 09/15/04, Pool #003669................ $      17,432
     21,969     9.00%, 12/15/08, Pool #027562................        23,809
     50,744     8.00%, 05/15/22, Pool #319062................        54,503
    367,418     6.00%, 05/20/28, Pool #002589................       363,744
    348,398     6.00%, 03/15/29, Pool #487061................       346,438
    461,623     6.50%, 03/15/29, Pool #464613................       469,558
    337,845     7.50%, 09/15/29, Pool #466172................       355,265
                                                              -------------
                                                                  1,630,749
                                                              -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .................................    28,080,361
                                                              -------------
                (Cost $27,865,075)

FOREIGN BONDS - 8.32%

    500,000     Deutsche Telekom International Finance
                7.75%, 06/15/05..............................       527,679
  1,000,000     Deutsche Ausgleichsbank
                7.00%, 06/23/05..............................     1,082,970
  1,000,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03 (C)..........................     1,027,800
  1,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05 (B)..........................     1,052,092
  1,000,000     European Investment Bank
                4.63%, 03/01/07 (B)..........................       989,824
    275,000     France Telecom
                8.25%, 03/01/11 (B)(D).......................       279,887
    120,000     France Telecom
                9.00%, 03/01/31 (B)(D).......................       126,165
  1,000,000     Hydro-Quebec, Yankee
                8.88%, 03/01/26 (B)..........................     1,264,455
  1,000,000     Inter-American Development Bank
                7.38%, 01/15/10 (B)..........................     1,116,842
  1,000,000     International Bank of Reconstruction &
                Development
                7.00%, 01/27/05 (B)..........................     1,078,151
  1,000,000     Oesterreich Kontrollbank
                5.50%, 01/20/06..............................     1,025,902
  1,000,000     Royal Bank of Scotland Group PLC
                Subordinated Note, Yankee
                6.40%, 04/01/09 (B)..........................     1,032,510
    750,000     Telstra Corp., Ltd.
                6.38%, 04/01/12 (B)..........................       762,722
    500,000     TELUS Corp., Yankee
                7.50%, 06/01/07..............................       509,231
    500,000     Tyco International Group, S.A., Yankee
                6.13%, 01/15/09 (B)..........................       397,075
    100,000     Tyco International Group, S.A., Yankee
                6.88%, 01/15/29 (B)..........................        74,615
                                                              -------------
                TOTAL FOREIGN BONDS .........................    12,347,920
                                                              -------------
                (Cost $12,056,210)



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------



ASSET-BACKED SECURITIES - 2.73%

 $  500,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06.............................. $     518,449
  1,400,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..............................     1,434,434
    553,189     Guaranteed Export Trust Certificates
                Series 1993-D, Class A-3
                5.23%, 05/15/05..............................       562,399
    500,000     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-3
                5.36%, 09/20/04..............................       511,202
    600,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..............................       616,776
    395,248     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..............................       403,289
                                                              -------------
                TOTAL ASSET-BACKED SECURITIES ...............     4,046,549
                                                              -------------
                (Cost $3,966,773)

REPURCHASE AGREEMENT - 0.88%

  1,311,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.88%, Due 05/01/2002, dated 04/30/2002
                Repurchase Price $1,311,068
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 13.25%
                Due 08/15/2003 - 11/15/2028;
                Total Par $1,152,537
                Market Value $1,337,222).....................     1,311,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT ..................     1,311,000
                                                              -------------
                (Cost $1,311,000)

TOTAL INVESTMENTS - 98.86%...................................   146,706,021
                                                              -------------
(Cost $144,598,686)

NET OTHER ASSETS AND LIABILITIES - 1.14%.....................     1,697,367
                                                              -------------
NET ASSETS - 100.00%......................................... $ 148,403,388
                                                              =============

------------------------------------------

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On April 30, 2002, these securities amounted to $4,788,631 or 3.23% of net assets.
(B)  U.S. Dollar-Denominated
(C)  Euro-Dollar Bond
(D) Variable rate bond. Interest rate shown reflects the rate in effect on April 30, 2002.

CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


CORPORATE NOTES AND BONDS - 47.69%

                FINANCE - 18.12%

 $4,250,000     AIG SunAmerica Global Financing
                5.20%, 05/10/04 (C).......................... $   4,359,807
  1,650,000     Allstate Corp., Senior Note
                7.88%, 05/01/05..............................     1,806,941
  6,675,000     American Express Co.
                6.88%, 11/01/05..............................     7,096,980
  4,800,000     Bank of America Corp., Subordinated Note
                7.80%, 02/15/10..............................     5,269,075
  2,000,000     Bank of New York Co., Inc.
                Subordinated Note
                6.50%, 12/01/03..............................     2,098,820
  1,700,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..............................     1,887,906
  3,600,000     Bank One N.A., Illinois, Bank Note
                5.50%, 03/26/07..............................     3,640,921
  2,675,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..............................     2,716,861
  1,500,000     Caterpillar Financial Services Corp.
                Senior Note
                5.95%, 05/01/06..............................     1,537,585
  1,700,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..............................     1,843,800
  3,300,000     Chubb Corp.
                6.00%, 11/15/11..............................     3,273,062
  1,000,000     Citigroup Inc., Debenture
                6.63%, 01/15/28..............................       961,514
  7,050,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..............................     7,487,354
  1,350,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..............................     1,449,718
  3,000,000     Comerica Bank, Subordinated Note
                7.25%, 06/15/07..............................     3,167,466
  2,130,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..............................     2,236,023
  3,600,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..............................     3,992,648
  5,000,000     Ford Motor Credit Co.
                6.70%, 07/16/04..............................     5,117,350
  3,540,000     Ford Motor Credit Co.
                7.60%, 08/01/05..............................     3,672,711
  3,000,000     Ford Motor Credit Co.
                7.38%, 02/01/11..............................     3,019,533
    250,000     General Electric Capital Corp., Debenture
                8.30%, 09/20/09..............................       281,273
  3,500,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 02/01/05..............................     3,783,783
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                7.50%, 05/15/05..............................     2,185,894



   PAR VALUE                                                      VALUE
  ----------                                                    ---------



                FINANCE (CONTINUE)

 $3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10.............................. $   3,157,713
  5,900,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..............................     5,844,310
  1,150,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..............................     1,222,611
  2,750,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..............................     2,843,096
    800,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..............................       820,361
  1,000,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..............................     1,051,419
  3,000,000     General Motors Acceptance Corp., MTN
                6.38%, 01/30/04..............................     3,095,727
  2,250,000     General Motors Acceptance Corp., MTN
                7.00%, 10/25/04..............................     2,356,888
  2,000,000     Lehman Brothers Holdings, Inc.
                6.63%, 04/01/04..............................     2,092,128
  1,750,000     Lehman Brothers Holdings, Inc.
                6.25%, 05/15/06..............................     1,804,609
    900,000     Marsh & McLennan Cos. Inc.
                6.25%, 03/15/12 (C)..........................       914,282
  1,100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..............................     1,214,633
  1,500,000     Mellon Funding Corp.
                6.00%, 03/01/04..............................     1,561,695
  4,000,000     Merrill Lynch & Co., Inc., Series B, MTN
                4.54%, 03/08/05..............................     4,016,904
  2,600,000     Merrill Lynch & Co., Inc., Series B, MTN
                6.13%, 05/16/06..............................     2,664,914
    500,000     Morgan (J.P.) Chase & Co.
                5.35%, 03/01/07..............................       496,930
  1,000,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.50%, 08/01/05..............................     1,051,450
  5,000,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..............................     5,072,705
  4,300,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..............................     4,428,884
  3,000,000     National City Corp., Subordinated Note
                5.75%, 02/01/09..............................     2,958,558
  1,500,000     National Rural Utilities Cooperative
                Finance Corp.
                5.25%, 07/15/04..............................     1,514,454
  2,700,000     Northern Trust Co., Subordinated Note
                6.30%, 03/07/11..............................     2,716,114
  5,000,000     Salomon Smith Barney Holdings, Inc.
                6.50%, 02/15/08..............................     5,182,840
  3,000,000     Star Bank, N.A., Subordinated Note
                6.38%, 03/01/04..............................     3,136,923



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                FINANCE (CONTINUED)

 $2,000,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06.............................. $   2,156,116
  2,700,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                6.38%, 04/01/11..............................     2,766,863
  1,300,000     SunTrust Bank of Central Florida
                Subordinated Note, Bank Note
                6.90%, 07/01/07..............................     1,391,380
  1,000,000     Toyota Motor Credit Corp.
                5.63%, 11/13/03..............................     1,035,809
  2,900,000     U.S. Bank, N.A., Minnesota, Bank Note
                5.63%, 11/30/05..............................     2,954,375
  3,000,000     Wachovia Corp.
                6.95%, 11/01/04..............................     3,193,101
  2,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..............................     2,166,482
  3,000,000     Wells Fargo & Co.
                6.63%, 07/15/04..............................     3,168,708
  2,000,000     Wells Fargo & Co.
                7.25%, 08/24/05..............................     2,162,572
    300,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..............................       307,814
                                                             -------------
                                                                155,410,393
                                                              -------------

                CONSUMER STAPLES - 8.07%

  1,000,000     Anheuser Busch Cos., Inc.
                6.75%, 06/01/05..............................     1,002,987
  1,175,000     Anheuser Busch Cos., Inc., Debenture
                7.55%, 10/01/30..............................     1,343,105
  1,750,000     Becton Dickinson & Co.
                Senior Note, Debenture
                6.70%, 08/01/28..............................     1,729,152
  4,000,000     Bestfoods, Series F, MTN
                6.63%, 04/15/28..............................     4,022,064
  1,800,000     Bristol-Myers Squibb Co.
                4.75%, 10/01/06..............................     1,784,417
  3,000,000     Coca-Cola Co.
                4.00%, 06/01/05..............................     2,993,745
  1,900,000     Coca-Cola Co.
                5.75%, 03/15/11..............................     1,890,654
  1,650,000     Coca-Cola Enterprises, Inc., Debenture
                7.13%, 08/01/17..............................     1,796,206
  1,000,000     Coca-Cola Enterprises, Inc., Debenture
                6.95%, 11/15/26..............................     1,024,211
  1,000,000     Colgate-Palmolive Co., Series D, MTN
                5.34%, 03/27/06..............................     1,015,181
  3,300,000     Colgate-Palmolive Co., Series D, MTN
                7.95%, 06/01/10..............................     3,761,495
  3,700,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..............................     3,796,892
  5,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..............................     5,260,460
  6,500,000     Gillette Co.
                4.00%, 06/30/05 (C)..........................     6,481,293



   PAR VALUE                                                      VALUE
  ----------                                                    ---------

                CONSUMER STAPLES (CONTINUED)

 $  475,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29.............................. $     510,944
  1,460,000     Kellogg Co., Series B
                6.00%, 04/01/06..............................     1,503,742
  2,800,000     Kellogg Co., Series B
                6.60%, 04/01/11..............................     2,882,695
  2,300,000     Merck & Co., Inc., Debenture
                6.40%, 03/01/28..............................     2,291,200
  2,600,000     Pepsi Bottling Group, Inc.
                Series B, Senior Note
                7.00%, 03/01/29..............................     2,736,716
  4,800,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (C)..........................     4,944,854
  4,625,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..............................     4,638,496
  2,500,000     Sara Lee Corp.
                6.25%, 09/15/11..............................     2,526,285
  2,000,000     Smithkline Beecham Corp., Series A, MTN
                6.63%, 10/01/05..............................     2,036,172
  1,175,000     Sysco Corp., Debenture
                6.50%, 08/01/28..............................     1,151,461
  3,000,000     Sysco Corp., Senior Note
                7.00%, 05/01/06..............................     3,190,026
  2,700,000     Unilever Capital Corp.
                7.13%, 11/01/10..............................     2,925,423
                                                              -------------
                                                                 69,239,876
                                                              -------------

                COMMUNICATIONS - 6.57%

  4,500,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..............................     4,411,732
  3,985,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..............................     3,786,655
  2,000,000     AT&T Corp.
                8.00%, 11/15/31 (C)..........................     1,763,320
    925,000     British Telecom Plc
                8.88%, 12/15/30..............................     1,047,766
  1,030,000     Cingular Wireless
                7.13%, 12/15/31 (C)..........................       952,245
  4,100,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..............................     4,005,282
  5,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..............................     5,078,735
  1,600,000     Disney (Walt) Co.
                7.30%, 02/08/05..............................     1,680,774
  2,500,000     Disney (Walt) Co., Senior Note
                5.13%, 12/15/03..............................     2,543,172
  1,275,000     Dominion Resources, Inc., Series B
                Senior Note
                7.63%, 07/15/05..............................     1,368,146
  1,100,000     Gannett Co., Inc.
                5.50%, 04/01/07..............................     1,106,744
  2,650,000     Gannett Co., Inc.
                6.38%, 04/01/12..............................     2,698,935



                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------
HIGH QUALITY BOND FUND
---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                COMMUNICATIONS (CONTINUED)

 $3,000,000     New England Telephone & Telegraph
                7.65%, 06/15/07.............................. $   3,255,324
  1,000,000     New Jersey Bell Telephone, Debenture
                7.85%, 11/15/29..............................     1,009,330
  1,400,000     Pacific Bell
                7.13%, 03/15/26..............................     1,471,183
  3,100,000     SBC Communications, Inc.
                5.75%, 05/02/06..............................     3,163,172
  2,650,000     SBC Communications, Inc.
                5.88%, 02/01/12..............................     2,538,313
  4,400,000     Sprint Capital Corp.
                6.00%, 01/15/07..............................     4,028,886
    850,000     Sprint Capital Corp.
                6.88%, 11/15/28..............................       660,607
  1,550,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..............................     1,551,541
  1,950,000     Verizon Communications, Debenture
                6.46%, 04/15/08..............................     2,019,354
  5,400,000     Verizon New England, Inc., Senior Note
                6.50%, 09/15/11..............................     5,229,468
    900,000     Vodafone Group Plc

                7.88%, 02/15/30..............................       976,186
                                                              -------------
                                                                 56,346,870
                                                              -------------

                INDUSTRIAL - 5.40%

  7,300,000     3M Co., Debenture
                6.38%, 02/15/28..............................     6,970,441
  1,500,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..............................     1,565,259
  5,070,000     Burlington Northern Railroad Co.
                Series H
                9.25%, 10/01/06..............................     5,801,900
  1,500,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..............................     1,506,595
    525,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 12/01/27..............................       516,881
  2,100,000     CRH America, Inc.
                6.95%, 03/15/12..............................     2,165,260
  2,225,000     Emerson Electric Co.
                7.88%, 06/01/05..............................     2,438,780
  5,000,000     Emerson Electric Co.
                5.00%, 10/15/08..............................     4,811,315
    500,000     Emerson Electric Co.
                5.85%, 03/15/09..............................       504,749
  4,000,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..............................     4,016,636
  1,300,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..............................     1,326,699
  2,000,000     Tyco International Group S.A., Yankee
                4.95%, 08/01/03..............................     1,785,580
  4,000,000     United Parcel Service, Debenture
                8.38%, 04/01/30..............................     4,896,904


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                INDUSTRIAL (CONTINUED)

 $3,000,000     United Technology Corp.
                6.35%, 03/01/11.............................. $   3,080,487
  1,575,000     United Technology Corp.
                6.70%, 08/01/28..............................     1,583,181
  3,000,000     United Technology Corp., Debenture
                7.50%, 09/15/29..............................     3,307,302
                                                              -------------
                                                                 46,277,969
                                                              -------------

                ENERGY - 2.76%

  2,650,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..............................     2,722,138
  1,900,000     Atlantic Richfield Co.
                5.90%, 04/15/09..............................     1,938,462
  3,000,000     Conoco Funding Co.
                5.45%, 10/15/06..............................     3,019,011
  1,500,000     Conoco Funding Co.
                6.35%, 10/15/11..............................     1,519,477
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..............................     1,020,738
  1,400,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..............................     1,379,986
  4,425,000     Devon Energy Corp., Debenture
                7.95%, 04/15/32..............................     4,701,894
  3,350,000     Occidental Petroleum Corp., Senior Note
                6.50%, 04/01/05..............................     3,510,525
  1,770,000     Texaco Capital, Inc.
                5.50%, 01/15/09..............................     1,766,821
  2,000,000     Union Oil Co. of California
                6.38%, 02/01/04..............................     2,070,372
                                                              -------------
                                                                 23,649,424
                                                              -------------

                CONSUMER CYCLICAL - 2.54%

  2,500,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..............................     2,599,547
  2,000,000     Ford Motor Co.
                7.45%, 07/16/31..............................     1,889,574
  7,350,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..............................     7,497,066
  4,650,000     Target Corp.
                6.65%, 08/01/28..............................     4,632,232
  1,300,000     Wal-Mart Stores, Inc.
                4.15%, 06/15/05..............................     1,304,237
  3,375,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..............................     3,843,831
                                                              -------------
                                                                 21,766,487
                                                              -------------

                UTILITIES - 1.77%

  2,530,000     Consolidated Edison Co. of New York, Inc.
                Series B
                7.15%, 12/01/09..............................     2,690,202
  3,900,000     Florida Power & Light Co., First Mortgage
                6.88%, 12/01/05..............................     4,141,238



                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------

                UTILITIES (CONTINUED)

 $4,000,000     Monongahela Power Co., First Mortgage
                5.00%, 10/01/06.............................. $   3,928,492
  2,750,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..............................     2,857,019
  1,575,000     Virginia Electric & Power
                Series A, Senior Note
                5.38%, 02/01/07..............................     1,566,607
                                                              -------------
                                                                 15,183,558
                                                              -------------

                TECHNOLOGY - 1.68%

  6,300,000     IBM Corp.
                4.88%, 10/01/06..............................     6,259,063
  5,000,000     IBM Corp.
                5.38%, 02/01/09..............................     4,890,965
  1,200,000     IBM Corp., Debenture

                6.50%, 01/15/28..............................     1,162,956
  2,000,000     Pitney Bowes, Inc.
                5.95%, 02/01/05..............................     2,097,684
                                                              -------------
                                                                 14,410,668
                                                              -------------

                BASIC MATERIALS - 0.47%

  3,175,000     Alcoa, Inc.
                7.25%, 08/01/05..............................     3,416,852
    635,000     Weyerhaeuser Co.
                7.38%, 03/15/32 (C)..........................       640,795
                                                              -------------
                                                                  4,057,647
                                                              -------------

                HIGHER EDUCATION - 0.31%

  2,500,000     Stanford University, Debenture
                6.88%, 02/01/24..............................     2,619,980
                                                              -------------
                TOTAL CORPORATE NOTES AND BONDS .............   408,962,872
                                                              -------------
                (Cost $401,881,587)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.09%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.08%

  2,444,000     1.71%, 05/13/02 (A)..........................     2,442,607
    980,000     5.13%, 02/13/04..............................     1,008,835
  5,000,000     5.25%, 06/04/04..............................     5,014,535
  3,250,000     6.58%, 06/24/04..............................     3,270,179
  4,000,000     7.25%, 04/04/05..............................     4,168,464
  4,865,000     7.00%, 07/15/05..............................     5,272,030
  2,500,000     5.50%, 02/15/06..............................     2,581,480
  5,000,000     6.24%, 01/14/08, MTN.........................     5,090,025
  5,000,000     6.29%, 04/23/08, MTN.........................     5,119,465
  2,600,000     6.00%, 05/15/08..............................     2,710,799
  8,949,000     6.38%, 06/15/09..............................     9,462,869
  5,000,000     6.63%, 09/15/09..............................     5,353,350
  5,700,000     6.25%, 05/15/29..............................     5,681,538
  2,290,000     7.13%, 01/15/30..............................     2,543,084
    875,000     7.25%, 05/15/30..............................       986,681
                                                              -------------
                                                                 60,705,941
                                                              -------------


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                U.S. TREASURY BONDS - 6.60%

 $  500,000     12.00%, 08/15/13............................. $     690,195
  4,000,000     13.25%, 05/15/14.............................     5,947,032
  3,000,000     11.25%, 02/15/15.............................     4,593,987
  2,000,000     9.88%, 11/15/15..............................     2,826,408
  1,950,000     8.75%, 05/15/17..............................     2,567,298
  1,760,000     8.88%, 08/15/17..............................     2,342,520
  3,600,000     8.13%, 08/15/19..............................     4,556,534
  7,000,000     8.75%, 05/15/20..............................     9,392,033
  3,500,000     7.88%, 02/15/21..............................     4,361,739
  1,000,000     8.13%, 05/15/21..............................     1,277,188
  7,500,000     8.00%, 11/15/21..............................     9,498,345
  1,300,000     6.38%, 08/15/27..............................     1,406,794
  5,500,000     6.13%, 11/15/27..............................     5,775,006
  1,480,000     5.25%, 11/15/28..............................     1,381,373
                                                              -------------
                                                                 56,616,452
                                                              -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.44%

  2,000,000     6.38%, 11/15/03..............................     2,096,946
  1,100,000     3.25%, 12/15/03..............................     1,098,810
  5,000,000     6.25%, 07/15/04..............................     5,272,760
  4,535,000     5.25%, 01/15/06..............................     4,657,014
  3,500,000     5.75%, 03/15/09..............................     3,589,813
  2,295,000     6.63%, 09/15/09..............................     2,461,897
  4,500,000     5.75%, 01/15/12..............................     4,503,020
  3,075,000     6.75%, 03/15/31..............................     3,273,876
  2,444,000     7.00%, 05/01/31..............................     2,520,375
                                                              -------------
                                                                 29,474,511
                                                              -------------

                FEDERAL HOME LOAN BANK - 1.07%

  1,070,000     5.38%, 01/05/04..............................     1,108,149
  5,000,000     7.13%, 02/15/05..............................     5,422,615
  2,500,000     7.50%, 03/14/05..............................     2,605,725
                                                              -------------
                                                                  9,136,489
                                                              -------------
                U.S. GOVERNMENT-BACKED BONDS - 0.99%

  2,000,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..............................     2,123,756
  4,000,000     Private Export Funding Corp., Series B
                6.49%, 07/15/07..............................     4,278,648
  2,000,000     Private Export Funding Corp., Series H
                6.45%, 09/30/04..............................     2,122,020
                                                              -------------
                                                                  8,524,424
                                                              -------------

                U.S. TREASURY NOTES - 0.91%

  2,000,000     3.25%, 12/31/03..............................     2,010,080
  5,000,000     3.00%, 01/31/04..............................     4,997,660
    800,000     5.25%, 05/15/04..............................       831,750
                                                              -------------
                                                                  7,839,490
                                                              -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .................................   172,297,307
                                                              -------------
                (Cost $167,084,945)



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------



MORTGAGE-BACKED SECURITIES - 12.08%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.60%

 $  171,931     6.50%, 05/01/06, Pool #348137................ $     174,725
     73,920     6.95%, 05/25/06, Series 1991-63, Class G ....        74,882
     43,044     8.00%, 03/01/07, Pool #4490..................        45,412
     40,043     7.00%, 04/01/07, Pool #77714.................        41,432
    750,734     6.60%, 11/01/07, Pool #375483................       793,667
    871,870     6.57%, 12/01/07, Pool #375567................       920,641
  1,063,286     6.58%, 12/01/07, Pool #380013................     1,123,096
  1,442,315     6.12%, 10/01/08, Pool #380999................     1,503,613
     15,934     9.00%, 03/01/09, Pool #52954.................        17,075
  1,585,670     6.50%, 05/01/11, Pool #250554................     1,649,592
  7,500,000     6.00%, 10/25/11, Series 2001-54, Class PA         7,748,803
  1,119,247     6.00%, 05/01/13, Pool #424339................     1,147,578
  5,102,145     6.00%, 08/01/16, Pool #253883................     5,173,894
    772,264     6.00%, 12/25/16, Series 1991-G22, Class G           789,973
     22,285     8.50%, 08/01/17, Pool #70508.................        24,152
  5,000,000     6.00%, 09/25/21, Series 2001-81, Class QB         5,146,658
  2,689,765     6.50%, 06/01/28, Pool #431718................     2,738,517
    892,102     6.00%, 06/01/29, Pool #500303................       888,478
    849,624     6.00%, 07/01/29, Pool #501225................       846,172
    833,193     7.50%, 01/01/30, Pool #524827................       871,468
    837,840     8.00%, 02/01/30, Pool #526338................       886,278
    165,858     8.00%, 02/01/30, Pool #529898................       175,188
  1,004,367     7.00%, 03/01/30, Pool #534267................     1,038,579
    357,334     7.50%, 03/01/30, Pool #530327................       373,526
    686,427     8.00%, 03/01/30, Pool #533977................       725,038
  1,567,716     8.00%, 04/01/30, Pool #537033................     1,655,900
  3,201,722     6.50%, 06/01/31, Pool #596449................     3,243,744
  3,968,086     7.00%, 07/01/31, Pool #596213................     4,098,289
 10,773,329     6.50%, 08/01/31, Pool #584973................    10,914,729
  4,077,821     6.50%, 08/01/31, Pool #596659................     4,131,342
  1,780,702     6.50%, 09/01/31, Pool #604108................     1,804,073
  4,455,452     6.00%, 12/01/31, Pool #614894................     4,408,113
                                                              -------------
                                                                 65,174,627
                                                              -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.25%

     16,094     9.00%, 03/15/08, Pool #026553................        17,442
     40,751     9.00%, 11/15/08, Pool #028232................        44,164
    146,926     6.50%, 03/15/13, Pool #458165................       153,171
     42,308     6.50%, 03/15/13, Pool #463723................        44,106
    147,841     6.50%, 04/15/13, Pool #466013................       154,124
    151,044     6.50%, 04/15/13, Pool #473476................       157,464
    224,689     6.50%, 05/15/13, Pool #433742................       234,238
     69,820     6.50%, 05/15/13, Pool #450021................        72,788
     88,978     6.50%, 05/15/13, Pool #476292................        92,759
    254,747     6.50%, 10/15/13, Pool #434017................       265,573
  1,109,049     6.50%, 10/15/13, Pool #471586................     1,156,184
     88,178     6.50%, 10/15/13, Pool #484576................        91,925
    600,177     6.50%, 11/15/13, Pool #454228................       625,684
    503,660     6.50%, 11/15/13, Pool #477529................       525,065
    187,978     6.50%, 07/15/14, Pool #513006................       195,556
    631,305     6.50%, 08/15/14, Pool #510894................       656,755
     26,971     9.50%, 10/15/20, Pool #296422................        29,972
    439,178     6.75%, 07/20/22, Pool #008022 (B)............       454,330
    871,502     7.00%, 11/15/22, Pool #330551................       907,451
    696,583     7.00%, 10/15/23, Pool #369348................       725,099


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $   46,549     8.00%, 06/15/25, Pool #410041................ $      49,778
     51,225     8.00%, 10/15/25, Pool #399781................        54,779
     28,375     8.00%, 01/15/26, Pool #417061................        30,335
     68,118     8.00%, 02/15/26, Pool #423487................        72,822
  1,458,544     7.50%, 04/15/26, Pool #345614................     1,540,132
     19,938     8.00%, 05/15/26, Pool #423253................        21,315
     31,943     8.00%, 05/15/26, Pool #432681................        34,149
  2,744,477     7.00%, 06/15/26, Pool #780518................     2,848,253
    178,012     8.00%, 06/15/26, Pool #345638................       190,306
     22,067     7.50%, 02/15/27, Pool #433448................        23,288
    443,956     8.00%, 03/15/27, Pool #442009................       473,923
  1,942,070     7.00%, 05/15/28, Pool #433801................     2,012,470
    713,817     6.50%, 06/15/28, Pool #476350................       726,978
    709,094     6.50%, 01/15/29, Pool #482909................       721,282
     16,557     6.50%, 03/15/29, Pool #464613................        16,842
    309,497     7.00%, 08/15/29, Pool #509742................       320,039
    794,272     7.50%, 09/15/29, Pool #466158................       835,227
    159,466     7.00%, 02/15/30, Pool #516433................       164,898
    552,894     7.50%, 03/15/30, Pool #515605................       580,193
    628,170     7.50%, 03/15/30, Pool #529283................       659,186
  1,208,366     8.50%, 06/15/30, Pool #532293................     1,295,973
                                                              -------------
                                                                 19,276,018
                                                              -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.05%

      3,313     9.50%, 10/01/04, Pool #885011................         3,445
    183,547     7.75%, 09/01/05, Pool #140661................       190,258
     49,513     8.00%, 06/01/07, Pool #170016................        52,159
     10,253     9.00%, 08/01/08, Pool #277811................        10,631
     17,901     10.00%, 02/01/09, Pool #160072...............        19,713
    125,049     9.25%, 05/01/09, Pool #186624................       135,561
     12,110     9.50%, 08/01/09, Pool #306850................        12,720
     20,443     8.75%, 09/01/09, Pool #253356................        21,926
      6,778     10.00%, 04/01/10, Pool #257825...............         7,501
     10,557     8.75%, 09/01/10, Pool #251926................        10,854
     20,153     9.50%, 09/01/10, Pool #181320................        22,042
     13,272     9.50%, 09/01/10, Pool #250083................        14,454
     15,204     9.75%, 11/01/10, Pool #254359................        16,606
     10,005     10.25%, 11/01/10, Pool #183419...............        11,109
      6,543     9.50%, 03/01/11, Pool #183254................         7,177
     26,470     9.50%, 04/01/11, Pool #180002................        29,034
     21,929     10.00%, 05/01/11, Pool #185169...............        24,019
     13,936     10.00%, 12/01/13, Pool #256124...............        15,343
  1,118,014     7.00%, 12/01/14, Pool #E79780, Gold .........     1,169,373
      2,948     8.75%, 07/01/15, Pool #256211................         3,031
     29,409     9.25%, 08/01/15, Pool #258714................        31,735
     21,720     9.00%, 10/01/15, Pool #270674................        23,153
      6,119     9.50%, 09/01/16, Pool #170189................         6,809
     13,540     9.00%, 10/01/16, Pool #280542................        14,805
     16,475     9.50%, 11/01/16, Pool #282194................        18,230
     74,670     9.00%, 10/01/19, Pool #544021................        78,077
  3,000,000     6.00%, 04/15/22, Series 2118, Class QC.......     3,072,673
  5,000,000     6.00%, 10/15/27, Pool #2382, Class GC........     5,090,095
  1,789,628     6.00%, 11/01/28, Pool #C00680, Gold .........     1,784,035
  2,253,635     8.00%, 06/01/30, Pool #C39232, Gold .........     2,381,106
    567,046     8.00%, 06/01/30, Pool #C39573, Gold .........       599,120
  2,593,403     7.50%, 09/01/30, Pool #G01131, Gold .........     2,710,916
                                                              -------------
                                                                 17,587,710
                                                              -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------


                STRUCTURED MORTGAGE PRODUCT - 0.18%

 $1,531,657     Rural Housing Trust Series 1987-1
                Class 1-D, CMO
                6.33%, 04/01/26.............................. $   1,575,310
                                                              -------------
                TOTAL MORTGAGE-BACKED SECURITIES ............   103,613,665
                                                              -------------
                (Cost $100,875,011)

FOREIGN BONDS (D) - 9.81%

  2,800,000     European Investment Bank
                5.63%, 01/24/06..............................     2,875,312
  3,850,000     European Investment Bank
                4.63%, 03/01/07..............................     3,810,822
  2,750,000     Government of Canada
                6.38%, 07/21/05..............................     2,926,550
  1,575,000     Government of Canada
                6.75%, 08/28/06..............................     1,694,867
  6,000,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..............................     7,414,356
  1,500,000     Inter-American Development Bank
                6.50%, 10/20/04..............................     1,594,437
  2,500,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..............................     2,990,073
  4,400,000     International Bank of Reconstruction &
                Development Co.
                6.63%, 08/21/06..............................     4,698,219
  4,000,000     Kingdom of Spain
                7.00%, 07/19/05..............................     4,325,592
  6,075,000     Oesterreich Kontrollbank
                5.13%, 03/20/07..............................     6,138,873
  3,000,000     Province of British Columbia
                5.38%, 10/29/08..............................     3,023,817
  2,850,000     Province of Manitoba, Series EF
                Yankee, Debenture
                5.50%, 10/01/08..............................     2,883,733
  4,025,000     Province of Manitoba, Series EM
                Unsubordinated Note
                7.50%, 02/22/10..............................     4,509,912
  4,875,000     Province of Nova Scotia
                5.75%, 02/27/12..............................     4,815,983
  4,700,000     Province of Ontario
                6.00%, 02/21/06..............................     4,913,479
  6,500,000     Province of Quebec, Debenture
                7.50%, 09/15/29..............................     7,283,101
  7,300,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..............................     7,334,646
  4,500,000     Republic of Finland
                4.75%, 03/06/07..............................     4,494,146
  6,550,000     Republic of Italy
                4.38%, 10/25/06..............................     6,405,704
                                                              -------------
                TOTAL FOREIGN BONDS..........................    84,133,622
                                                              -------------
                (Cost $82,252,288)




   PAR VALUE                                                      VALUE
  ----------                                                    ---------


ASSET-BACKED SECURITIES - 7.19%

 $4,400,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-3
                4.70%, 03/25/05.............................. $   4,488,908
  3,575,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-4
                5.11%, 05/25/06..............................     3,675,436
  7,200,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..............................     7,377,091
  3,000,000     Citibank Credit Card Issuance Trust
                Series 2001-A8, Class A-8
                4.10%, 12/07/06..............................     3,003,740
  6,375,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A1
                4.95%, 02/09/09..............................     6,303,983
  1,500,000     Citibank Credit Card Master Trust I
                Series 1998-3, Class A
                5.80%, 02/07/05..............................     1,536,953
  4,000,000     Citibank Credit Card Master Trust I
                Series 1999-2, Class A
                5.88%, 03/10/11..............................     4,096,060
  1,475,000     DaimlerChrysler Auto Trust
                Series 2001-B, Class A-4
                3.78%, 02/06/07..............................     1,460,677
  5,675,000     Discover Card Master Trust I
                Series 2001-5, Class A
                5.30%, 11/16/06..............................     5,844,141
  7,525,000     Ford Credit Auto Owner Trust
                Series 2001-B, Class A-5
                5.36%, 06/15/05..............................     7,771,598
    600,000     Ford Credit Auto Owner Trust
                Series 2002-B, Class A3A
                4.14%, 12/15/05..............................       606,491
  2,000,000     Ford Credit Auto Owner Trust
                Series 2002-B, Class A4
                4.75%, 08/15/06..............................     2,030,032
  3,306,872     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..............................     3,339,080
  2,750,000     MBNA Credit Card Master Note Trust
                Series 2002-A1, Class A-1
                4.95%, 06/15/09..............................     2,757,842
  5,125,000     USAA Auto Owner Trust
                Series 2001-1, Class A-4
                5.08%, 03/15/06..............................     5,265,629
  2,000,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..............................     2,054,637
                                                              -------------
                TOTAL ASSET-BACKED SECURITIES ...............    61,612,298
                                                              -------------
                (Cost $60,907,248)




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


   PAR VALUE                                                      VALUE
  ----------                                                    ---------

MUNICIPAL SECURITIES - 1.28%

                FLORIDA - 0.46%

 $  450,000     County Water & Sewer, District of
                Collier County, Water Revenue, Series A
                6.30%, 07/01/04
                Insured: FGIC................................ $     471,353
    790,000     County Water & Sewer, District of
                Collier County, Water Revenue, Series A
                6.75%, 07/01/08
                Insured: FGIC................................       815,991
    645,000     Fort Myers Improvement
                Revenue Bonds, Series B
                8.45%, 12/01/03
                Insured: AMBAC...............................       677,450
  1,885,000     Vero Beach Water & Sewer Revenue
                Series A
                6.40%, 12/01/08
                Insured: FGIC................................     1,941,173
                                                              -------------
                                                                  3,905,967
                                                              -------------

                MARYLAND - 0.06%

    510,000     Baltimore Project, Baltimore City
                Parking Project, Series B
                7.95%, 07/01/03
                Insured: FGIC................................       524,091
                                                              -------------

                NEW HAMPSHIRE - 0.05%

    410,000     New Hampshire State, GO
                7.05%, 07/01/06..............................       437,347
                                                              -------------

                NEW JERSEY - 0.31%

  1,645,000     New Jersey EDA State Contract
                Economic Recovery Project, Series B
                7.80%, 03/15/07..............................     1,692,360
    285,000     New Jersey State, COP
                8.00%, 12/15/02..............................       294,719
    600,000     Secaucus Municipal Utilities Authority
                Sewer Revenue, Series B
                8.50%, 12/01/06..............................       655,986
                                                              -------------
                                                                  2,643,065
                                                              -------------

                NEW YORK - 0.04%

    360,000     Buffalo, Series D, GO
                8.50%, 08/15/03
                Insured: FGIC................................       384,246
                                                              -------------

                OKLAHOMA - 0.12%

  1,010,000     Oklahoma City Airport Trust
                Junior Lien, 21st Series
                6.75%, 07/01/05
                Insured: MBIA................................     1,056,218
                                                              -------------



                VIRGINIA - 0.24%

 $1,980,000     Metropolitan Washington DC Airport
                Authority, Series B, GO
                6.90%, 10/01/08
                Insured: MBIA................................ $   2,054,507
                                                              -------------
                TOTAL MUNICIPAL SECURITIES ..................    11,005,441
                                                              -------------
                (Cost $10,662,966)

REPURCHASE AGREEMENT - 1.13%

  9,699,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.88%, Due 05/01/2002, dated 04/30/2002
                Repurchase Price $9,699,507
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 13.25%
                Due 08/15/2003 - 11/15/2028;
                Total Par $8,526,667
                Market Value $9,892,998).....................     9,699,000
                                                              -------------
                TOTAL REPURCHASE AGREEMENT ..................     9,699,000
                                                              -------------
                (Cost $9,699,000)
TOTAL INVESTMENTS - 99.27%...................................   851,324,205
                                                              -------------
(Cost $833,363,045)
NET OTHER ASSETS AND LIABILITIES - 0.73%.....................     6,231,751
                                                              -------------
NET ASSETS - 100.00%......................................... $ 857,555,956
                                                              =============

---------------------------------------------

(A)  Discount yield at time of purchase.
(B) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2002.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On April 30, 2002, these securities amounted to $20,056,596 or 2.34% of net assets.
(D)  Euro-Dollar Bond

AMBAC American Municipal Bond Assurance Corp.
CMO   Collateralized Mortgage Obligation
COP   Certificate of Participation
EDA   Economic Development Authority
FGIC  Federal Guaranty Insurance Corp.
GO    General Obligation
MBIA  Municipal Bond Insurance Association
MTN   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

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


--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)


                                                                             INTERMEDIATE
                                                               SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------
ASSETS:
   Investments (Note 2):
     Investments at cost..................................    $ 144,803,892  $ 516,848,711   $ 143,287,686  $ 823,664,045
     Repurchase agreements................................        8,730,000     14,655,000       1,311,000      9,699,000
     Net unrealized appreciation .........................        1,031,357     11,158,263       2,107,335     17,961,160
                                                              -------------  -------------  --------------  -------------
       Total investments at value.........................      154,565,249    542,661,974     146,706,021    851,324,205
   Cash...................................................              959            692             229          1,016
   Receivable for investments sold........................        1,484,767             --           1,309      1,185,308
   Receivable for shares sold.............................        2,570,581        440,824         168,496        403,800
   Interest and dividend receivables......................        1,662,285      6,042,175       2,122,174     11,640,102
                                                              -------------  -------------  --------------  -------------
     Total Assets.........................................      160,283,841    549,145,665     148,998,229    864,554,431
                                                              -------------  -------------  --------------  -------------

LIABILITIES:
   Distributions payable..................................          350,131      1,663,919         457,083      2,367,590
   Payable for investments purchased......................               --     18,133,988              --      2,501,638
   Payable for shares repurchased.........................        1,165,562      2,770,544          19,838      1,540,141
   Advisory fee payable (Note 3)..........................           70,803        236,246          66,179        371,349
   Payable to Fleet affiliates (Note 3)...................            7,506         11,984           2,504         36,563
   Payable to Administrator (Note 3)......................           20,081         50,009          27,954         68,771
   Trustees' fees and expenses payable (Note 3)...........            3,197         12,499           3,662         14,627
   Accrued expenses and other payables....................           20,109         68,881          17,621         97,796
                                                              -------------  -------------  --------------  -------------
     Total Liabilities....................................        1,637,389     22,948,070         594,841      6,998,475
                                                              -------------  -------------  --------------  -------------
NET ASSETS................................................    $ 158,646,452  $ 526,197,595   $ 148,403,388  $ 857,555,956
                                                              =============  =============  ==============  =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
APRIL 30, 2002 (UNAUDITED)


                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------
NET ASSETS CONSIST OF:
   Par value (Note 5).....................................    $      15,830  $      50,514   $      14,021  $      79,239
   Paid-in capital in excess of par value.................      165,151,249    544,405,926     149,640,260    849,383,394
   Undistributed net investment income....................            3,061        401,107          32,479        193,639
   Accumulated net realized (loss) on investments sold....       (7,555,045)   (29,818,215)     (3,390,707)   (10,061,476)
   Unrealized appreciation of investments.................        1,031,357     11,158,263       2,107,335     17,961,160
                                                              -------------  -------------  --------------  -------------
TOTAL NET ASSETS..........................................    $ 158,646,452  $ 526,197,595   $ 148,403,388  $ 857,555,956
                                                              =============  =============  ==============  =============
Retail A Shares:
   Net Assets.............................................    $  32,667,343  $  56,902,078  $           --  $  43,518,331
   Shares of beneficial interest outstanding..............        3,259,565      5,462,388              --      4,021,326
   NET ASSET VALUE and redemption price per share.........    $       10.02  $       10.42  $           --  $       10.82
   Sales charge - 4.75% of offering price.................             0.50           0.52              --           0.54
                                                              -------------  -------------  --------------  -------------
   Maximum offering price per share.......................    $       10.52  $       10.94  $           --  $       11.36
                                                              =============  =============  ==============  =============
Retail B Shares:
   Net Assets.............................................    $   1,770,514  $   4,100,475             N/A  $  13,061,240
   Shares of beneficial interest outstanding..............          176,666        393,634             N/A      1,206,885
                                                              -------------  -------------  --------------  -------------
   NET ASSET VALUE and offering price per share*..........    $       10.02  $       10.42             N/A  $       10.82
                                                              =============  =============  ==============  =============
Trust Shares:
   Net Assets.............................................    $ 124,208,595  $ 465,195,042   $ 148,403,388  $ 800,637,950
   Shares of beneficial interest outstanding..............       12,393,433     44,658,051      14,020,708     73,979,030
                                                              -------------  -------------  --------------  -------------
   NET ASSET VALUE, offering and redemption price per share   $       10.02  $       10.42  $        10.58  $       10.82
                                                              =============  =============  ==============  =============
Prime A Shares:
   Net Assets.............................................    $          --  $          --             N/A  $      42,678
   Shares of beneficial interest outstanding..............               --             --             N/A          3,943
   NET ASSET VALUE and redemption price per share.........    $          --  $          --             N/A  $       10.82
   Sales charge - 4.75% of offering price.................               --             --             N/A           0.54
                                                              -------------  -------------  --------------  -------------
   Maximum offering price per share.......................    $          --  $          --             N/A  $       11.36
                                                              =============  =============  ==============  =============
Prime B Shares:
   Net Assets.............................................    $          --  $          --             N/A  $     295,757
   Shares of beneficial interest outstanding..............               --             --             N/A         27,332
                                                              -------------  -------------  --------------  -------------
   NET ASSETS VALUE and offering price per share*.........    $          --  $          --             N/A  $       10.82
                                                              =============  =============  ==============  =============

----------------------------------------------------

* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)


                                                                            INTERMEDIATE
                                                           SHORT-TERM        GOVERNMENT        CORPORATE       HIGH QUALITY
                                                            BOND FUND        INCOME FUND       BOND FUND         BOND FUND
                                                         --------------    -------------     -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2).................................     $   4,013,025    $  15,410,871     $   4,165,487    $  25,970,346
                                                         --------------    -------------     -------------    -------------
     Total investment income.........................         4,013,025       15,410,871         4,165,487       25,970,346
                                                         --------------    -------------     -------------    -------------
EXPENSES:
   Investment advisory fee (Note 3)..................           558,902        1,985,850           512,129        3,249,047
   Administration fee (Note 3).......................            48,432          172,106            44,382          281,585
   Custodian fee.....................................             8,763           18,430             5,881           19,583
   Fund accounting fee (Note 3)......................            27,698           61,761            25,320           69,955
   Professional fees (Note 3)........................            10,326           17,988             9,481           26,832
   Transfer agent fee (Note 3).......................            29,212           75,937            13,415          246,360
   Shareholder servicing and 12b-1 fees (Note 3).....            30,495           54,473                --           82,832
   Trustees' fees and expenses (Note 3)..............             1,388            4,710             1,067            7,941
   Reports to shareholders...........................            18,731           32,110             2,608           24,493
   Miscellaneous.....................................            25,905           40,663             7,212           58,850
                                                         --------------    -------------     -------------    -------------
     Total expenses before reimbursement/waiver......           759,852        2,464,028           621,495        4,067,478
                                                         --------------    -------------     -------------    -------------
     Less: reimbursement/waiver (Note 4).............          (151,997)        (540,954)         (139,543)        (962,151)
                                                         --------------    -------------     -------------    -------------
     Total expenses net of reimbursement/waiver......           607,855        1,923,074           481,952        3,105,327
                                                         --------------    -------------     -------------    -------------
NET INVESTMENT INCOME................................         3,405,170       13,487,797         3,683,535       22,865,019
                                                         ==============    =============     =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2 & 6):
Net realized gain (loss) on investments sold.........          (614,066)       3,896,862          (556,609)        (133,660)
Net change in unrealized appreciation of investments.        (3,031,052)     (19,814,219)       (3,315,427)     (32,943,872)
                                                         --------------    -------------     -------------    -------------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS...............................        (3,645,118)     (15,917,357)       (3,872,036)     (33,077,532)
                                                         --------------    -------------     -------------    -------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.........................     $    (239,948)   $  (2,429,560)    $    (188,501)   $ (10,212,513)
                                                         ==============    =============     =============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          INTERMEDIATE GOVERNMENT
                                                                          SHORT-TERM BOND FUND                  INCOME FUND
                                                                       --------------------------       ---------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                           ENDED       YEAR ENDED           ENDED       YEAR ENDED
                                                                       APRIL 30, 2002   OCTOBER 31,     APRIL 30, 2002   OCTOBER 31,
                                                                        (UNAUDITED)       2001           (UNAUDITED)       2001
                                                                       ------------   ------------      ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD..................................... $137,974,599   $124,308,458      $562,709,354   $513,267,426
                                                                       ------------   ------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income..............................................    3,405,170      6,385,548        13,487,797     28,843,094
   Net realized gain (loss) on investments sold.......................     (614,066)       664,905         3,896,862      8,102,089
   Net change in unrealized appreciation (depreciation) of investments   (3,031,052)     4,516,764       (19,814,219)    32,052,300
                                                                       ------------   ------------      ------------   ------------
     Net increase (decrease) in net assets resulting from operations       (239,948)    11,567,217        (2,429,560)    68,997,483
                                                                       ------------   ------------      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income............................................     (752,153)    (1,307,150)       (1,416,190)    (2,713,356)
                                                                       ------------   ------------      ------------   ------------
   RETAIL B SHARES:
     Net investment income............................................      (31,454)       (51,671)          (79,733)      (113,922)
                                                                       ------------   ------------      ------------   ------------
   TRUST SHARES:
     Net investment income............................................   (2,621,563)    (4,464,516)      (11,991,874)   (25,764,574)
                                                                       ------------   ------------      ------------   ------------
   BKB SHARES:
     Net investment income............................................          N/A       (650,949)              N/A       (450,079)
                                                                       ------------   ------------      ------------   ------------
   Total Distributions to shareholders................................   (3,405,170)    (6,474,286)      (13,487,797)   (29,041,931)
                                                                       ------------   ------------      ------------   ------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1)...................   24,316,971      8,573,210       (20,594,402)     9,486,376
                                                                       ------------   ------------      ------------   ------------
   Net increase (decrease) in net assets..............................   20,671,853     13,666,141       (36,511,759)    49,441,928
                                                                       ------------   ------------      ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)........................ $158,646,452   $137,974,599      $526,197,595   $562,709,354
                                                                       ============   ============      ============   ============
(A) Undistributed net investment income............................... $      3,061   $      3,061      $    401,107   $    401,107
                                                                       ============   ============      ============   ============


--------------------------------------------

(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 39 - 40.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                            CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                       --------------------------       ---------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                           ENDED       YEAR ENDED           ENDED       YEAR ENDED
                                                                       APRIL 30, 2002   OCTOBER 31,     APRIL 30, 2002   OCTOBER 31,
                                                                        (UNAUDITED)       2001           (UNAUDITED)       2001
                                                                       ------------   ------------      ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD..................................... $122,039,435   $ 89,599,943      $894,576,657   $605,913,399
                                                                       ------------   ------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income..............................................    3,683,535      6,010,627        22,865,019     38,016,315
   Net realized gain (loss) on investments sold.......................     (556,609)       658,976          (133,660)    13,071,341
   Net change in unrealized appreciation (depreciation) of investments   (3,315,427)     7,149,143       (32,943,872)    46,017,581
                                                                       ------------   ------------      ------------   ------------
     Net increase (decrease) in net assets resulting from operations       (188,501)    13,818,746       (10,212,513)    97,105,237
                                                                       ------------   ------------      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income............................................           --             --        (1,146,320)    (2,024,243)
                                                                       ------------   ------------      ------------   ------------
   RETAIL B SHARES:
     Net investment income............................................          N/A            N/A          (292,367)      (362,933)
                                                                       ------------   ------------      ------------   ------------
   TRUST SHARES:
     Net investment income............................................   (3,683,535)    (6,010,986)      (21,419,082)   (35,504,992)
                                                                       ------------   ------------      ------------   ------------
   PRIME A SHARES:
     Net investment income............................................          N/A            N/A              (981)        (1,925)
                                                                       ------------   ------------      ------------   ------------
   PRIME B SHARES:
     Net investment income............................................          N/A            N/A            (6,269)       (13,996)
                                                                       ------------   ------------      ------------   ------------
   BKB SHARES:
     Net investment income............................................          N/A            N/A               N/A       (281,513)
                                                                       ------------   ------------      ------------   ------------
   Total Distributions to shareholders................................   (3,683,535)    (6,010,986)      (22,865,019)   (38,189,602)
                                                                       ------------   ------------      ------------   ------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1)...................   30,235,989     24,631,732        (3,943,169)   229,747,623
                                                                       ------------   ------------      ------------   ------------
   Net increase (decrease) in net assets..............................   26,363,953     32,439,492       (37,020,701)   288,663,258
                                                                       ------------   ------------      ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)........................ $148,403,388   $122,039,435      $857,555,956   $894,576,657
                                                                       ============   ============      ============   ============
(A) Undistributed net investment income............................... $     32,479   $     32,479      $    193,639   $    193,639
                                                                       ============   ============      ============   ============


-----------------------------------

(1)For details on share transactions by series, see Statements of Changes in Net Assets -- Capital Stock Activity on page 41.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY

                                                                                               SHORT-TERM BOND FUND
                                                                           --------------------------------------------------------
                                                                                SIX MONTHS ENDED                 YEAR ENDED
                                                                            APRIL 30, 2002 (UNAUDITED)        OCTOBER 31, 2001
                                                                           ---------------------------- ---------------------------
                                                                              SHARES         DOLLARS       SHARES        DOLLARS
                                                                            ----------    ------------   -----------   ------------
RETAIL A SHARES:
Sold .....................................................................     316,042    $  3,202,008     1,779,253   $ 18,030,665
Issued to shareholders due to conversion of BKBShares into Retail A Shares          --              --
1,727,215.................................................................  17,454,602
Issued to shareholders in reinvestment of dividends.......................      65,039         657,696       110,384      1,115,404
Repurchased...............................................................    (644,277)     (6,519,934)   (2,163,385)   (21,917,145)
                                                                            ----------    ------------   -----------   ------------
   Net increase (decrease) in shares outstanding..........................    (263,196)   $ (2,660,230)    1,453,467   $ 14,683,526
                                                                            ==========    ============   ===========   ============
RETAIL B SHARES:
Sold .....................................................................      30,383    $    307,705        98,873   $    997,302
Issued to shareholders in reinvestment of dividends.......................       2,796          28,257         4,403         44,455
Repurchased...............................................................     (16,832)       (170,589)      (28,159)      (283,987)
                                                                            ----------    ------------   -----------   ------------
   Net increase in shares outstanding.....................................      16,347    $    165,373        75,117   $    757,770
                                                                            ==========    ============   ===========   ============
TRUST SHARES:
Sold .....................................................................   5,671,330    $ 57,422,998     4,740,786   $ 48,094,913
Issued to shareholders in reinvestment of dividends.......................      74,711         755,295       122,022      1,228,926
Repurchased...............................................................  (3,099,411)     (1,366,465)   (3,626,566)   (36,534,462)
                                                                            ----------    ------------   -----------   ------------
   Net increase in shares outstanding.....................................   2,646,630    $ 26,811,828     1,236,242   $ 12,789,377
                                                                            ==========    ============   ===========   ============
BKB SHARES:

Sold .....................................................................     N/A                 N/A        89,029   $    894,390
Issued to shareholders in reinvestment of dividends.......................     N/A                 N/A        55,130        553,116
Redeemed from shareholders due to conversion of
   BKBShares into Retail AShares..........................................     N/A                 N/A    (1,727,215)   (17,454,602)
Repurchased...............................................................     N/A                 N/A      (364,942)    (3,650,367)
                                                                            ----------    ------------   -----------   ------------
   Net (decrease) in shares outstanding...................................     N/A                 N/A    (1,947,998)  $(19,657,463)
                                                                            ==========    ============   ===========   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                     INTERMEDIATE GOVERNMENT INCOME FUND
                                                                           --------------------------------------------------------
                                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                           APRIL 30, 2002 (UNAUDITED)        OCTOBER 31, 2001
                                                                           ----------    ------------    ----------    ------------
                                                                             SHARES         DOLLARS        SHARES         DOLLARS
                                                                           ----------    ------------    ----------    ------------

RETAIL A SHARES:
Sold .....................................................................    472,967    $  4,915,986     1,418,625    $ 14,610,049
Issued in connection with acquisition (Note 8)............................         --              --        62,715         653,034
Issued to shareholders due to conversion of BKBShares into Retail A Shares         --              --     1,132,950      11,667,138
Issued to shareholders in reinvestment of dividends.......................    108,667       1,132,973       210,967       2,181,147
Repurchased...............................................................   (831,749)     (8,666,655)   (1,893,383)    (19,500,910)
                                                                           ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..........................   (250,115)   $ (2,617,696)      931,874    $  9,610,458
                                                                           ==========    ============    ==========    ============
RETAIL B SHARES:
Sold .....................................................................     77,891    $    813,627       250,671    $  2,579,770
Issued in connection with acquisition (Note 8)............................         --              --            --              --
Issued to shareholders in reinvestment of dividends.......................      7,087          73,854        10,151         105,075
Repurchased...............................................................    (36,163)       (375,772)      (93,469)       (958,898)
                                                                           ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..........................     48,815    $    511,709       167,353    $  1,725,947
                                                                           ==========    ============    ==========    ============
TRUST SHARES:
Sold......................................................................  8,018,534    $ 83,794,074    14,423,077    $148,768,921
Issued in connection with acquisition (Note 8)............................         --              --     1,845,270      19,212,553
Issued to shareholders in reinvestment of dividends.......................    185,421       1,933,091       368,600       3,808,632
Repurchased............................................................... (9,992,238)   (104,215,580)  (15,586,314)   (160,751,821)
                                                                           ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding.......................... (1,788,283)   $(18,488,415)    1,050,633    $ 11,038,285
                                                                           ==========    ============    ==========    ============
PRIME A SHARES:
Sold .....................................................................         --    $         --            --    $         --
Issued to shareholders in reinvestment of dividends.......................         --              --            --              --
Repurchased...............................................................         --              --            --              --
                                                                           ----------    ------------    ----------    ------------
   Net increase in shares outstanding.....................................         --    $         --            --    $         --
                                                                           ==========    ============    ==========    ============
PRIME B SHARES:
Sold .....................................................................         --    $         --            --    $         --
Issued to shareholders in reinvestment of dividends.......................         --              --            --              --
Repurchased...............................................................         --              --            --              --
                                                                           ----------    ------------    ----------    ------------
   Net increase in shares outstanding.....................................         --    $         --            --    $         --
                                                                           ==========    ============    ==========    ============
BKB SHARES:
Sold .....................................................................        N/A             N/A        20,544    $    167,382
Issued to shareholders in reinvestment of dividends.......................        N/A             N/A        28,219         330,523
Redeemed from shareholders due to conversion of
   BKBShares into Retail AShares..........................................        N/A             N/A    (1,132,950)    (11,667,138)
Repurchased...............................................................        N/A             N/A      (167,851)     (1,719,081)
                                                                           ----------    ------------    ----------    ------------
   Net (decrease) in shares outstanding...................................        N/A             N/A    (1,252,038)   $(12,888,314)
                                                                           ==========    ============    ==========    ============



                                                                                            CORPORATE BOND FUND
                                                                           --------------------------------------------------------
                                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                                           APRIL 30, 2002 (UNAUDITED)          OCTOBER 31, 2001
                                                                           --------------------------     -------------------------
                                                                             SHARES         DOLLARS         SHARES         DOLLARS
                                                                           ----------    ------------     ----------    -----------
RETAIL A SHARES:
Sold .....................................................................         --    $         --             --    $        --
Issued in connection with acquisition (Note 8)............................         --              --             --             --
Issued to shareholders due to conversion of BKB Shares into Retail A Shares        --              --             --             --
Issued to shareholders in reinvestment of dividends.......................         --              --             --             --
Repurchased...............................................................         --              --             --             --
                                                                           ----------    ------------     ----------   ------------
   Net increase (decrease) in shares outstanding..........................         --    $         --             --    $        --
                                                                           ==========    ============     ==========   ============
RETAIL B SHARES:
Sold .....................................................................        N/A             N/A            N/A            N/A
Issued in connection with acquisition (Note 8)............................        N/A             N/A            N/A            N/A
Issued to shareholders in reinvestment of dividends.......................        N/A             N/A            N/A            N/A
Repurchased...............................................................        N/A             N/A            N/A            N/A
                                                                           ----------    ------------     ----------   ------------
   Net increase (decrease) in shares outstanding..........................        N/A             N/A            N/A            N/A
                                                                           ==========    ============     ==========   ============
TRUST SHARES:
Sold......................................................................  4,410,751    $ 46,859,302      5,794,526   $ 60,975,226
Issued in connection with acquisition (Note 8)............................         --              --             --             --
Issued to shareholders in reinvestment of dividends.......................    110,423       1,171,805        225,814      2,380,886
Repurchased............................................................... (1,674,977)    (17,795,118)    (3,681,161)   (38,724,380)
                                                                           ----------    ------------     ----------   ------------
   Net increase (decrease) in shares outstanding..........................  2,846,197    $ 30,235,989      2,339,179   $ 24,631,732
                                                                           ==========    ============     ==========   ============
PRIME A SHARES:
Sold .....................................................................        N/A             N/A            N/A            N/A
Issued to shareholders in reinvestment of dividends.......................        N/A             N/A            N/A            N/A
Repurchased...............................................................        N/A             N/A            N/A            N/A
                                                                           ----------    ------------     ----------   ------------
   Net increase in shares outstanding.....................................        N/A             N/A            N/A            N/A
                                                                           ==========    ============     ==========   ============
PRIME B SHARES:
Sold .....................................................................        N/A             N/A            N/A            N/A
Issued to shareholders in reinvestment of dividends.......................        N/A             N/A            N/A            N/A
Repurchased...............................................................        N/A             N/A            N/A            N/A
                                                                           ----------    ------------     ----------   ------------
   Net increase in shares outstanding.....................................        N/A             N/A            N/A            N/A
                                                                           ==========    ============     ==========   ============
BKB SHARES:
Sold .....................................................................        N/A             N/A            N/A            N/A
Issued to shareholders in reinvestment of dividends.......................        N/A             N/A            N/A            N/A
Redeemed from shareholders due to conversion of
   BKBShares into Retail AShares..........................................        N/A             N/A            N/A            N/A
Repurchased...............................................................        N/A             N/A            N/A            N/A
                                                                           ----------    ------------     ----------   ------------
   Net (decrease) in shares outstanding...................................        N/A             N/A            N/A            N/A
                                                                           ==========    ============     ==========   ============



                                                                                            HIGH QUAILTY BOND FUND
                                                                           -------------------------------------------------------
                                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                            APRIL 30, 2002 (UNAUDITED)        OCTOBER 31, 2001
                                                                           --------------------------   --------------------------
                                                                              SHARES       DOLLARS         SHARES       DOLLARS
                                                                           ------------  -------------  ------------  ------------

RETAIL A SHARES:
Sold .....................................................................      387,788   $  4,200,673     1,220,551  $ 13,139,346
Issued in connection with acquisition (Note 8)............................           --             --       281,189     3,061,797
Issued to shareholders due to conversion of BKB Shares into Retail A Shares          --             --       688,933     7,397,112
Issued to shareholders in reinvestment of dividends.......................       90,919        987,771       164,443     1,777,021
Repurchased...............................................................     (755,118)    (8,199,762)   (1,286,521)  (13,834,282)
                                                                           ------------  -------------  ------------  ------------
   Net increase (decrease) in shares outstanding..........................     (276,411)  $ (3,011,318)    1,068,595  $ 11,540,994
                                                                           ============  =============  ============  ============
RETAIL B SHARES:
Sold .....................................................................       75,041   $    822,163       298,391  $  3,227,591
Issued in connection with acquisition (Note 8)............................           --             --       574,735     6,258,543
Issued to shareholders in reinvestment of dividends.......................       21,678        235,486        26,740       289,934
Repurchased...............................................................     (158,025)    (1,720,772)     (189,490)   (2,043,933)
                                                                           ------------  -------------  ------------  ------------
   Net increase (decrease) in shares outstanding..........................      (61,306) $    (663,123)      710,376  $  7,732,135
                                                                           ============  =============  ============  ============
TRUST SHARES:
Sold......................................................................    9,667,027  $ 105,328,452    16,138,401  $173,946,688
Issued in connection with acquisition (Note 8)............................           --             --    17,925,356   195,196,556
Issued to shareholders in reinvestment of dividends.......................      618,233      6,723,404     1,107,483    11,969,774
Repurchased...............................................................  (10,351,409)  (112,343,114)  (15,103,368) (162,738,287)
                                                                           ------------  -------------  ------------  ------------
   Net increase (decrease) in shares outstanding..........................      (66,149) $    (291,258)   20,067,872  $218,374,731
                                                                           ============  =============  ============  ============
PRIME A SHARES:
Sold .....................................................................        1,228  $      13,319            --  $         --
Issued to shareholders in reinvestment of dividends.......................           72            782           144         1,552
Repurchased...............................................................         (765)        (8,340)           --            (5)
                                                                           ------------  -------------  ------------  ------------
   Net increase in shares outstanding.....................................          535  $       5,761           144  $      1,547
                                                                           ============  =============  ============  ============
PRIME B SHARES:
Sold .....................................................................        1,055  $      11,623         9,804  $    104,795
Issued to shareholders in reinvestment of dividends.......................          474          5,146         1,128        12,195
Repurchased...............................................................           --             --       (10,411)     (113,519)
                                                                           ------------  -------------  ------------  ------------
   Net increase in shares outstanding.....................................        1,529  $      16,769           521  $      3,471
                                                                           ============  =============  ============  ============
BKB SHARES:
Sold .....................................................................          N/A            N/A        17,860  $    190,629
Issued to shareholders in reinvestment of dividends.......................          N/A            N/A        22,007       235,449
Redeemed from shareholders due to conversion of
   BKBShares into Retail AShares..........................................          N/A            N/A      (688,933)   (7,397,112)
Repurchased...............................................................          N/A            N/A       (87,493)     (934,221)
                                                                           ------------  -------------  ------------  ------------
   Net (decrease) in shares outstanding...................................          N/A            N/A      (736,559) $ (7,905,255)
                                                                           ============  =============  ============  ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      40,41

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                        -------------------------------------  -------------------------------------------

                                                        NET
                               NET                  REALIZED AND     TOTAL    DISTRIBUTIONS   DISTRIBUTIONS
                          ASSET VALUE,     NET       UNREALIZED      FROM       FROM NET        FROM NET
                           BEGINNING    INVESTMENT GAIN (LOSS) ON  INVESTMENT   INVESTMENT      REALIZED         TOTAL
                           OF PERIOD    INCOME (A)   INVESTMENTS   OPERATIONS    INCOME      CAPITAL GAINS   DISTRIBUTIONS
                          ------------ ------------ ------------  ------------ -----------   -------------   -------------
RETAIL A
04/30/02 (unaudited)       $10.27        $0.22        $(0.25)      $(0.03)       $(0.22)         $--           $  (0.22)
10/31/01                     9.86         0.51(2)       0.42         0.93         (0.52)          --              (0.52)
10/31/00                     9.86         0.52(2)       0.03         0.55         (0.55)          --              (0.55)
10/31/99                    10.10         0.49         (0.25)        0.24         (0.48)          --              (0.48)
10/31/98                    10.01         0.51          0.11         0.62         (0.53)          --              (0.53)
10/31/97                     9.99         0.53          0.02         0.55         (0.53)          --              (0.53)

RETAIL B
04/30/02 (unaudited)        10.27         0.19         (0.25)       (0.06)        (0.19)          --              (0.19)
10/31/01                     9.86         0.44(2)       0.42         0.86         (0.45)          --              (0.45)
10/31/00                     9.86         0.45(2)       0.03         0.48         (0.48)          --              (0.48)
10/31/99                    10.10         0.42         (0.25)        0.17         (0.41)          --              (0.41)
10/31/98                    10.01         0.45          0.11         0.56         (0.47)          --              (0.47)
10/31/97                     9.99         0.46          0.03         0.49         (0.47)          --              (0.47)

TRUST
04/30/02 (unaudited)        10.27         0.23         (0.25)       (0.02)        (0.23)          --              (0.23)
10/31/01                     9.86         0.53(2)       0.42         0.95         (0.54)          --              (0.54)
10/31/00                     9.86         0.54(2)       0.03         0.57         (0.57)          --              (0.57)
10/31/99                    10.10         0.51         (0.25)        0.26         (0.50)          --              (0.50)
10/31/98                    10.01         0.54          0.11         0.65         (0.56)          --              (0.56)
10/31/97                     9.99         0.54          0.02         0.56         (0.54)          --              (0.54)





                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                                /SUPPLEMENTAL DATA
                                                                                           -------------------------------
                                                                                              RATIO OF         RATIO OF
                                                                                           NET INVESTMENT      OPERATING
                                                                                               INCOME           EXPENSES
                           NET INCREASE        NET ASSET                     NET ASSETS,      INCLUDING         INCLUDING
                        (DECREASE) IN NET       VALUE,         TOTAL       END OF PERIOD    REIMBURSEMENT/    REIMBURSEMENT/
                           ASSET VALUE       END OF PERIOD    RETURN(1)      (IN 000S)         WAIVER            WAIVER
                           -----------       -------------   ----------     ------------    ------------       ------------
RETAIL A
04/30/02 (unaudited)        $ (0.25)           $10.02         (0.30)%**       $32,667           4.37%*            1.01%*
10/31/01                       0.41             10.27          9.62%           36,192           5.06%             1.00%
10/31/00                         --              9.86          5.76%           20,394           5.31%             1.06%
10/31/99                      (0.24)             9.86          2.43%           24,653           4.86%             1.10%
10/31/98                       0.09             10.10          6.42%           29,067           5.07%             1.11%
10/31/97                       0.02             10.01          5.64%           27,961           5.29%             1.00%

RETAIL B
04/30/02 (unaudited)          (0.25)            10.02         (0.61)%**         1,771           3.73%*            1.65%*
10/31/01                       0.41             10.27          8.89%            1,647           4.39%             1.67%
10/31/00                         --              9.86          5.02%              840           4.61%             1.76%
10/31/99                      (0.24)             9.86          1.71%              812           4.17%             1.79%
10/31/98                       0.09             10.10          5.73%            1,087           4.40%             1.78%
10/31/97                       0.02             10.01          4.99%              905           4.56%             1.75%

TRUST
04/30/02 (unaudited)          (0.25)            10.02         (0.16)%**       124,209           4.64%*            0.74%*
10/31/01                       0.41             10.27          9.89%          100,136           5.31%             0.75%
10/31/00                         --              9.86          6.04%           83,876           5.56%             0.81%
10/31/99                      (0.24)             9.86          2.67%           31,438           5.10%             0.86%
10/31/98                       0.09             10.10          6.68%           38,071           5.33%             0.85%
10/31/97                       0.02             10.01          5.77%           49,837           5.43%             0.86%



                     RATIOS TO AVERAGE NET
                    ASSETS/SUPPLEMENTAL DATA
                    ------------------------
                           RATIO OF
                           OPERATING
                           EXPENSES
                           EXCLUDING       PORTFOLIO
                        REIMBURSEMENT/    TURNOVER
                            WAIVER           RATE
                          -----------     ------------
RETAIL A
04/30/02 (unaudited)         1.21%*           32%**
10/31/01                     1.24%           108%
10/31/00                     1.29%           110%
10/31/99                     1.30%           151%
10/31/98                     1.31%           133%
10/31/97                     1.21%           173%

RETAIL B
04/30/02 (unaudited)         1.86%*           32%**
10/31/01                     1.91%           108%
10/31/00                     2.01%           110%
10/31/99                     2.08%           151%
10/31/98                     1.99%           133%
10/31/97                     2.01%           173%

TRUST
04/30/02 (unaudited)         0.95%*           32%**
10/31/01                     1.00%           108%
10/31/00                     1.04%           110%
10/31/99                     1.06%           151%
10/31/98                     1.05%           133%
10/31/97                     1.07%           173%




-----------------------------------

*    Annualized
**   Not Annualized
(1) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.21,
     $0.49(2),  $0.50(2), $0.47, $0.49 and $0.51,  respectively.  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.18, $0.42(2), $0.43(2),
     $0.39, $0.42 and $0.44, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.22, $0.51(2), $0.52(2), $0.49, $0.52 and
     $0.52, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      42,43

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                          INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                        -------------------------------------  -------------------------------------------

                                                        NET
                               NET                  REALIZED AND     TOTAL    DISTRIBUTIONS   DISTRIBUTIONS
                          ASSET VALUE,     NET       UNREALIZED      FROM       FROM NET        FROM NET
                           BEGINNING    INVESTMENT GAIN (LOSS) ON  INVESTMENT   INVESTMENT      REALIZED         TOTAL
                           OF PERIOD    INCOME (A)   INVESTMENTS   OPERATIONS    INCOME      CAPITAL GAINS   DISTRIBUTIONS
                          ------------ ------------ ------------  ------------ -----------   -------------   -------------
RETAIL A
04/30/02 (unaudited)         $10.72        $0.25      $(0.30)        $(0.05)     $(0.25)         $--           $ (0.25)
10/30/01                       9.95         0.54        0.77           1.31       (0.54)          --             (0.54)
10/31/00                       9.86         0.55(3)     0.11           0.66       (0.57)          --             (0.57)
10/31/99                      10.50         0.54       (0.65)         (0.11)      (0.53)          --             (0.53)
10/31/98                      10.18         0.57        0.34           0.91       (0.59)          --             (0.59)
10/31/97                      10.06         0.59        0.12           0.71       (0.59)          --             (0.59)

RETAIL B
04/30/02 (unaudited)          10.72         0.21       (0.30)         (0.09)      (0.21)          --             (0.21)
10/30/01                       9.95         0.46        0.77           1.23       (0.46)          --             (0.46)
10/31/00                       9.85         0.48(3)     0.11           0.59       (0.49)          --             (0.49)
10/31/99(1)                   10.50         0.47       (0.66)         (0.19)      (0.46)          --             (0.46)

TRUST
04/30/02 (unaudited)          10.72         0.27       (0.30)         (0.03)      (0.27)          --             (0.27)
10/30/01                       9.95         0.57        0.77           1.34       (0.57)          --             (0.57)
10/31/00                       9.85         0.58(3)     0.11           0.69       (0.59)          --             (0.59)
10/31/99                      10.50         0.56       (0.65)         (0.09)      (0.56)          --             (0.56)
10/31/98                      10.18         0.59        0.35           0.94       (0.62)          --             (0.62)
10/31/97                      10.06         0.62        0.12           0.74       (0.62)          --             (0.62)







                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                                /SUPPLEMENTAL DATA
                                                                                           -------------------------------
                                                                                              RATIO OF         RATIO OF
                                                                                           NET INVESTMENT      OPERATING
                                                                                               INCOME           EXPENSES
                           NET INCREASE        NET ASSET                     NET ASSETS,      INCLUDING         INCLUDING
                        (DECREASE) IN NET       VALUE,         TOTAL       END OF PERIOD    REIMBURSEMENT/    REIMBURSEMENT/
                           ASSET VALUE       END OF PERIOD    RETURN(2)      (IN 000S)         WAIVER            WAIVER
                           -----------       -------------   ----------     ------------    ------------       ------------
RETAIL A
04/30/02 (unaudited)         $(0.30)            $10.42         (0.43)%**      $  56,902          4.86%*            0.96%*
10/30/01                       0.77              10.72         13.52%            61,224          5.22%             0.98%
10/31/00                       0.09               9.95          7.01%            47,548          5.63%             0.97%
10/31/99                      (0.64)              9.86         (1.11)%           56,454          5.28%             0.97%
10/31/98                       0.32              10.50          9.22%            66,865          5.49%             1.01%
10/31/97                       0.12              10.18          7.33%            65,626          5.90%             1.02%

RETAIL B
04/30/02 (unaudited)          (0.30)             10.42         (0.80)%**          4,100          4.10%*            1.72%*
10/30/01                       0.77              10.72         12.64%             3,695          4.44%             1.76%
10/31/00                       0.10               9.95          6.22%             1,765          4.89%             1.71%
10/31/99(1)                   (0.65)              9.85         (1.78)%            1,084          4.61%             1.64%

TRUST
04/30/02 (unaudited)          (0.30)             10.42         (0.30)%**        465,195          5.13%*            0.69%*
10/30/01                       0.77              10.72         13.84%           497,790          5.50%             0.70%
10/31/00                       0.10               9.95          7.29%           451,501          5.90%             0.70%
10/31/99                      (0.65)              9.85         (0.86)%          234,880          5.53%             0.72%
10/31/98                       0.32              10.50          9.52%           239,763          5.77%             0.73%
10/31/97                       0.12              10.18          7.63%           209,215          6.19%             0.74%





                     RATIOS TO AVERAGE NET
                    ASSETS/SUPPLEMENTAL DATA
                    ------------------------
                           RATIO OF
                           OPERATING
                           EXPENSES
                           EXCLUDING       PORTFOLIO
                        REIMBURSEMENT/      TURNOVER
                            WAIVER           RATE
                          -----------     ------------
RETAIL A
04/30/02 (unaudited)        1.16%*           40%**
10/30/01                    1.18%            86%
10/31/00                    1.18%            99%
10/31/99                    1.17%           184%
10/31/98                    1.21%           205%
10/31/97                    1.22%           128%

RETAIL B
04/30/02 (unaudited)        1.92%*           40%**
10/30/01                    1.98%            86%
10/31/00                    2.09%            99%
10/31/99(1)                 2.14%           184%

TRUST
04/30/02 (unaudited)        0.89%*           40%**
10/30/01                    0.90%            86%
10/31/00                    0.90%            99%
10/31/99                    0.92%           184%
10/31/98                    0.93%           205%
10/31/97                    0.94%           128%



------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on November 1, 1998.
(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares. (3) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.24, $0.52,
     $0.58(3), $0.52, $0.55 and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $0.20, $0.43, $0.35(3) and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.26, $0.55,
     $0.40(3), $0.54, $0.57 and $0.60, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      44,45

--------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                        -------------------------------------  -------------------------------------------

                                                        NET
                               NET                  REALIZED AND     TOTAL    DISTRIBUTIONS   DISTRIBUTIONS
                          ASSET VALUE,     NET       UNREALIZED      FROM       FROM NET        FROM NET
                           BEGINNING    INVESTMENT GAIN (LOSS) ON  INVESTMENT   INVESTMENT      REALIZED         TOTAL
                           OF PERIOD    INCOME (A)   INVESTMENTS   OPERATIONS    INCOME      CAPITAL GAINS   DISTRIBUTIONS
                          ------------ ------------ ------------  ------------ -----------   -------------   -------------
TRUST
04/30/02 (unaudited)         $10.92        $0.28        $(0.34)      $(0.06)     $(0.28)          $--          $(0.28)
10/31/01                      10.14         0.60          0.78         1.38       (0.60)           --           (0.60)
10/31/00                      10.22         0.61         (0.05)        0.56       (0.64)           --           (0.64)
10/31/99                      10.90         0.59         (0.68)       (0.09)      (0.59)           --           (0.59)
10/31/98                      10.63         0.62          0.30         0.92       (0.65)           --           (0.65)
10/31/97                      10.53         0.66          0.11         0.77       (0.66)         (0.01)         (0.67)





                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                                /SUPPLEMENTAL DATA
                                                                                           -------------------------------
                                                                                              RATIO OF         RATIO OF
                                                                                           NET INVESTMENT      OPERATING
                                                                                               INCOME           EXPENSES
                           NET INCREASE        NET ASSET                     NET ASSETS,      INCLUDING         INCLUDING
                        (DECREASE) IN NET       VALUE,         TOTAL       END OF PERIOD    REIMBURSEMENT/    REIMBURSEMENT/
                           ASSET VALUE       END OF PERIOD    RETURN         (IN 000S)         WAIVER            WAIVER
                           -----------       -------------   ----------     ------------    ------------       ------------
TRUST
04/30/02 (unaudited)        $(0.34)            $10.58         (0.49)%**     $148,403            5.40%*            0.71%*
10/31/01                      0.78              10.92         13.99%         122,039            5.70%             0.77%
10/31/00                     (0.08)             10.14          5.69%          89,600            6.01%             0.83%
10/31/99                     (0.68)             10.22         (0.82)%         79,382            5.62%             0.85%
10/31/98                      0.27              10.90          8.96%          83,565            5.80%             0.82%
10/31/97                      0.10              10.63          7.56%          91,728            6.27%             0.80%



                     RATIOS TO AVERAGE NET
                    ASSETS/SUPPLEMENTAL DATA
                    ------------------------
                           RATIO OF
                           OPERATING
                           EXPENSES
                           EXCLUDING       PORTFOLIO
                        REIMBURSEMENT/    TURNOVER
                            WAIVER           RATE
                          -----------     ------------
TRUST
04/30/02 (unaudited)        0.91%*          18%**
10/31/01                    0.97%           79%
10/31/00                    1.03%           75%
10/31/99                    1.05%          206%
10/31/98                    1.02%          155%
10/31/97                    1.00%           37%


----------------------------------
*    Annualized
**   Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.27, $0.58, $0.60, $0.57, $0.60 and
     $0.64, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      46,47

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                          INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                        -------------------------------------  -------------------------------------------
                                                        NET
                               NET                  REALIZED AND     TOTAL    DISTRIBUTIONS   DISTRIBUTIONS
                          ASSET VALUE,     NET       UNREALIZED      FROM       FROM NET        FROM NET
                           BEGINNING    INVESTMENT GAIN (LOSS) ON  INVESTMENT   INVESTMENT      REALIZED         TOTAL
                           OF PERIOD    INCOME (A)   INVESTMENTS   OPERATIONS    INCOME      CAPITAL GAINS   DISTRIBUTIONS
                          ------------ ------------ ------------  ------------ -----------   -------------   -------------
RETAIL A
04/30/02 (unaudited)         $11.23        $0.27       $(0.41)      $(0.14)       $(0.27)        $ --          $(0.27)
10/31/01                      10.35         0.57         0.89         1.46         (0.58)          --           (0.58)
10/31/00                      10.25         0.59         0.11         0.70         (0.60)          --           (0.60)
10/31/99                      11.20         0.57        (0.86)       (0.29)        (0.57)       (0.09)          (0.66)
10/31/98                      10.70         0.58         0.50         1.08         (0.58)          --           (0.58)
10/31/97                      10.47         0.60         0.23         0.83         (0.60)          --           (0.60)

RETAIL B
04/30/02 (unaudited)          11.23         0.24        (0.41)       (0.17)        (0.24)          --           (0.24)
10/31/01                      10.35         0.51         0.88         1.39         (0.51)          --           (0.51)
10/31/00                      10.25         0.52         0.11         0.63         (0.53)          --           (0.53)
10/31/99                      11.20         0.50        (0.86)       (0.36)        (0.50)       (0.09)          (0.59)
10/31/98                      10.70         0.51         0.51         1.02         (0.52)          --           (0.52)
10/31/97                      10.47         0.53         0.24         0.77         (0.54)          --           (0.54)

TRUST
04/30/02 (unaudited)          11.23         0.29        (0.41)       (0.12)        (0.29)          --           (0.29)
10/31/01                      10.35         0.60         0.88         1.48         (0.60)          --           (0.60)
10/31/00                      10.25         0.61         0.11         0.72         (0.62)          --           (0.62)
10/31/99                      11.20         0.58        (0.86)       (0.28)        (0.58)       (0.09)          (0.67)
10/31/98                      10.70         0.59         0.50         1.09         (0.59)          --           (0.59)
10/31/97                      10.47         0.61         0.23         0.84         (0.61)          --           (0.61)

A PRIME
04/30/02 (unaudited)          11.23         0.27        (0.41)       (0.14)        (0.27)          --           (0.27)
10/31/01                      10.35         0.57         0.89         1.46         (0.58)          --           (0.58)
10/31/00                      10.25         0.57         0.12         0.69         (0.59)          --           (0.59)
10/31/99(1)                   11.20         0.60        (0.89)       (0.29)        (0.57)       (0.09)          (0.66)

B PRIME
04/30/02 (unaudited)          11.23         0.23        (0.41)       (0.18)        (0.23)          --           (0.23)
10/31/01                      10.35         0.49         0.89         1.38         (0.50)          --           (0.50)
10/31/00                      10.24         0.51         0.12         0.63         (0.52)          --           (0.52)
10/31/99(1)                   11.20         0.49        (0.87)       (0.38)        (0.49)       (0.09)          (0.58)





                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                                /SUPPLEMENTAL DATA
                                                                                           -------------------------------
                                                                                              RATIO OF         RATIO OF
                                                                                           NET INVESTMENT      OPERATING
                                                                                               INCOME           EXPENSES
                           NET INCREASE        NET ASSET                     NET ASSETS,      INCLUDING         INCLUDING
                        (DECREASE) IN NET       VALUE,         TOTAL       END OF PERIOD    REIMBURSEMENT/    REIMBURSEMENT/
                           ASSET VALUE       END OF PERIOD    RETURN(2)      (IN 000S)         WAIVER            WAIVER
                           -----------       -------------   ----------     ------------    ------------       ------------
RETAIL A
04/30/02 (unaudited)         $(0.41)           $10.82          (1.20)%**     $ 43,518          5.08%*              0.92%*
10/31/01                       0.88             11.23          14.45%          48,276          5.30%               0.98%
10/31/00                       0.10             10.35           7.04%          33,429          5.76%               1.01%
10/31/99                      (0.95)            10.25          (2.66)%         42,906          5.32%               0.99%
10/31/98                       0.50             11.20          10.35%          45,879          5.30%               1.00%
10/31/97                       0.23             10.70           8.22%          27,950          5.73%               1.01%

RETAIL B
04/30/02 (unaudited)          (0.41)            10.82          (1.53)%**       13,061          4.38%*              1.62%*
10/31/01                       0.88             11.23          13.70%          14,246          4.64%               1.64%
10/31/00                       0.10             10.35           6.37%           5,775          5.13%               1.65%
10/31/99                      (0.95)            10.25          (3.25)%          6,550          4.72%               1.59%
10/31/98                       0.50             11.20           9.73%           5,420          4.69%               1.61%
10/31/97                       0.23             10.70           7.59%           1,998          5.07%               1.69%

TRUST
04/30/02 (unaudited)          (0.41)            10.82          (1.08)%**      800,638          5.31%*              0.69%*
10/31/01                       0.88             11.23          14.73%         831,727          5.55%               0.73%
10/31/00                       0.10             10.35           7.27%         558,789          5.99%               0.78%
10/31/99                      (0.95)            10.25          (2.52)%        237,772          5.46%               0.84%
10/31/98                       0.50             11.20          10.50%         217,143          5.43%               0.87%
10/31/97                       0.23             10.70           8.36%         182,398          5.88%               0.87%

A PRIME
04/30/02 (unaudited)          (0.41)            10.82          (1.19)%**           43          5.10%*              0.90%*
10/31/01                       0.88             11.23          14.48%              38          5.33%               0.95%
10/31/00                       0.10             10.35           7.00%              34          5.74%               1.05%
10/31/99(1)                   (0.95)            10.25          (2.68)%             16          5.35%               0.96%

B PRIME
04/30/02 (unaudited)          (0.41)            10.82          (1.55)%**          296          4.35%*              1.65%*
10/31/01                       0.88             11.23          13.65%             290          4.60%               1.68%
10/31/00                       0.11             10.35           6.41%             262          5.07%               1.71%
10/31/99(1)                   (0.96)            10.24          (3.46)%            323          4.60%               1.71%




                     RATIOS TO AVERAGE NET
                    ASSETS/SUPPLEMENTAL DATA
                    ------------------------
                           RATIO OF
                           OPERATING
                           EXPENSES
                           EXCLUDING       PORTFOLIO
                        REIMBURSEMENT/    TURNOVER
                            WAIVER           RATE
                          -----------     ------------
RETAIL A
04/30/02 (unaudited)        1.15%*           36%**
10/31/01                    1.18%           131%
10/31/00                    1.23%           104%
10/31/99                    1.20%           226%
10/31/98                    1.20%           253%
10/31/97                    1.21%           182%

RETAIL B
04/30/02 (unaudited)        1.84%*           36%**
10/31/01                    1.84%           131%
10/31/00                    1.91%           104%
10/31/99                    1.88%           226%
10/31/98                    1.81%           253%
10/31/97                    1.95%           182%

TRUST
04/30/02 (unaudited)        0.91%*           36%**
10/31/01                    0.94%           131%
10/31/00                    0.99%           104%
10/31/99                    1.04%           226%
10/31/98                    1.07%           253%
10/31/97                    1.09%           182%

A PRIME
04/30/02 (unaudited)        1.28%*           36%**
10/31/01                    1.33%           131%
10/31/00                    1.52%           104%
10/31/99(1)                 1.52%           226%

B PRIME
04/30/02 (unaudited)        1.94%*           36%**
10/31/01                    1.96%           131%
10/31/00                    2.00%           104%
10/31/99(1)                 2.07%           226%



---------------------------------------------

*    Annualized
**   Not Annualized
(1)  The Fund began  offering  Prime A Shares and Prime B Shares on  November 1,
     1998.
(2) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.26, $0.55,
     $0.56, $0.55, $0.56 and $0.58, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.23, $0.49, $0.50, $0.47, $0.49 and
     $0.51,    respectively.    Net   investment   income   per   share   before
     reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.28, $0.58, $0.59, $0.56, $0.56 and $0.59,
     respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $0.25, $0.53, $0.52 and $o.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $0.21, $0.46, $0.48 and $0.45, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      48,49

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust" or "Galaxy"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered forty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund," and collectively, the "Funds") only.

  The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all five series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares and Retail B Shares, and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares are substantially the same except that (i) Retail A Shares and Prime A Shares are subject to a maximum 4.75% front-end sales charge, (ii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% (5.50% with respect to Retail B Shares issued in connection with The Pillar Funds reorganization) contingent deferred sales charge, and (iii) each series of shares bears the following series-specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Retail B Shares purchased prior to January 1, 2001 will convert automatically to Retail A Shares six years after the date of purchase. Retail B Shares purchased on or after January 1, 2001 will automatically convert to Retail A Shares eight years after the date of purchase. Retail B Shares issued in connection with The Pillar Funds reorganization will automatically convert to Retail A Shares eight years after the date of purchase of the Pillar Fund Class B Shares held prior to the reorganization. Prime B Shares will automatically convert to Prime A Shares eight years after the date of purchase. Prior to June 26, 2001, the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were authorized to offer an additional series of shares (BKB Shares). On June 26, 2001, BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, requires investment companies to amortize premiums and discounts on fixed income securities other than money market securities. The Trust currently does not amortize premiums and discounts on fixed income securities. Accordingly, those Funds affected will be required to record a cumulative effect adjustment to reflect the amortization of premiums and discounts. The Funds will adjust net investment income and offset such adjustment to unrealized appreciation (depreciation) on securities, as a result of which there will not be any impact on total net assets.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Trust has been advised by the Investment Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees of the Trust, it intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. (See Note 4.)

  The Trust and PFPC Inc., a member of PNC Financial Services Group, are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Prior to May 31, 2001, PFPC Inc. received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion.

  In addition, PFPC Inc. provides certain fund accounting, custody, administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc. and an indirect wholly-owned subsidiary

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

  At a meeting held on April 24, 2002, the Board of Trustees of the Trust approved, subject to certain conditions, the following new service agreements with respect to the Trust: (i) an Administration Agreement with Fleet; (ii) a Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc., an affiliate of Fleet; and (iii) a Shareholders' Servicing and Transfer Agent Agreement with Liberty Funds Services, Inc., an affiliate of Fleet. These new service agreements are expected to go into effect on or about July 1, 2002. It is anticipated that PFPC, the Trust's current administrator and transfer agent, will serve as sub-administrator pursuant to a sub-administration agreement with Fleet.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net assets attributable to Retail B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 2002, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                             SERVICES           12B-1 PLAN
FUND                           PLAN       SERVICES   DISTRIBUTION
----                           ----       --------   ------------
Short-Term Bond Fund ...... $ 23,747      $ 1,265      $  5,483
Intermediate Government
 Income Fund ..............   38,882        2,882        12,709
High Quality Bond Fund ....   28,339        9,724        43,280

  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net assets attributed to each Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

attributable to Prime B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 2002, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                              PRIME A      PRIME B SHARES PLAN
FUND                        SHARES PLAN   SERVICES   DISTRIBUTION
----                        -----------   --------   ------------
High Quality Bond Fund ....  $    48      $   360      $  1,081

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares of the Funds each bear series-specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the six months ended April 30, 2002, transfer agent charges for each series were as follows:

FUND                       RETAIL A   RETAIL B   TRUST
----                       --------   --------   -----
Short-Term Bond Fund ....  $23,423   $   984  $  4,805
Intermediate Government
 Income Fund ............   42,685     4,757    28,495
Corporate Bond Fund .....      N/A       N/A    13,415
High Quality Bond Fund ..   35,704    11,848   198,667

FUND                        PRIME A    PRIME B
----                        -------    -------
High Quality Bond Fund ..  $    33   $   108

  Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.


  Expenses for the six months ended April 30, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES

  The Investment Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers at any time. For the six months ended April 30, 2002, the Investment Advisor and/or its affiliates and/or the Administrator waived fees with respect to the Funds in the following amounts:

FUND                             FEES WAIVED
----                             -----------
Short-Term Bond Fund .........  $    151,997
Intermediate Government
 Income Fund .................       540,954
Corporate Bond Fund ..........       139,543
High Quality Bond Fund .......       962,151

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-six classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2002 were as follows:

                                           PURCHASES
                                --------------------------------
FUND                             GOVERNMENT            OTHER
------                          ------------        ------------
Short-Term Bond Fund .........  $ 18,899,693         $29,046,441
Intermediate Government
 Income Fund .................   139,317,859          70,922,679
Corporate Bond Fund ..........    12,875,873          41,421,897
High Quality Bond Fund .......   137,942,682         193,739,441

                                           SALES
                                --------------------------------
FUND                             GOVERNMENT            OTHER
------                          ------------        ------------
Short-Term Bond Fund .........  $ 26,513,999         $20,167,894
Intermediate Government
 Income Fund .................   130,967,962          82,343,982
Corporate Bond Fund ..........    15,009,263           8,982,890
High Quality Bond Fund .......   200,810,882         108,540,201



  The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 2002 for each Fund is as follows:

FUND                            APPRECIATION    (DEPRECIATION)
----                            ------------    --------------
Short-Term Bond Fund ........  $   1,918,788     $   (887,431)
Intermediate Government
 Income Fund ................     12,913,984       (1,755,721)
Corporate Bond Fund .........      3,325,053       (1,217,718)
High Quality Bond Fund ......     21,774,832       (3,813,672)

FUND                                 NET             COST
----                                 ---             ----
Short-Term Bond Fund ........  $   1,031,357     $ 153,533,892
Intermediate Government
 Income Fund ................     11,158,263       531,503,711
Corporate Bond Fund .........      2,107,335       144,598,686
High Quality Bond Fund ......     17,961,160       833,363,045

7.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the Funds and other participating funds at the end of each calendar quarter.

8.   ACQUISITION OF THE PILLAR FUNDS

  At a meeting held on March 1, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Pillar Agreement") providing for the acquisition of The Pillar Funds by the Trust. Pursuant to the Pillar Agreement, (i) all of the assets and liabilities of the Pillar Intermediate-Term Government Securities Fund were transferred to the Galaxy Intermediate Government Income Fund in exchange for 62,715 Retail A Shares and 1,845,270 Trust Shares of the Galaxy Intermediate Government Income Fund, and
(ii) all of the assets and liabilities of the Pillar Fixed Income Fund were transferred to the Galaxy High Quality Bond Fund in exchange for 281,189 Retail A Shares, 17,925,356 Retail B Shares and 574,735 Trust Shares of the Galaxy High Quality Bond Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding portfolios of Galaxy and Galaxy II in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by Pillar Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         GALAXY                PILLAR                GALAXY
                                      INTERMEDIATE        INTERMEDIATE-TERM       INTERMEDIATE
                                       GOVERNMENT            GOVERNMENT            GOVERNMENT
                                       INCOME FUND         SECURITIES FUND         INCOME FUND
                                    -----------------     -----------------     -----------------
Net Assets ......................   $     526,479,871     $      19,865,587     $     546,345,458
Shares Outstanding ..............          50,564,442             1,920,726            52,472,427
Retail A/Class A
 Net Asset Value, per share .....   $           10.41     $           10.34     $           10.41
Trust/Class I
 Net Asset Value, per share .....   $           10.41     $           10.34     $           10.41
Unrealized Appreciation .........   $      17,084,391     $         381,617     $      17,466,008


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         GALAXY                                      GALAXY
                                      HIGH QUALITY          PILLAR FIXED          HIGH QUALITY
                                        BOND FUND            INCOME FUND            BOND FUND
                                    -----------------     -----------------     -----------------
Net Assets .....................    $     658,197,828     $     204,516,896     $     862,714,724
Shares Outstanding .............           60,447,018            19,508,380            79,228,298
Retail A/Class A
 Net Asset Value, per share ....    $           10.89     $           10.47     $           10.89
Retail B/Class B
 Net Asset Value, per share ....    $           10.89     $           10.51     $           10.89
Trust/Class I
 Net Asset Value, per share ....    $           10.89     $           10.48     $           10.89
Unrealized Appreciation ........    $      21,287,965     $       6,833,393     $      28,121,358



9.   CAPITAL LOSS CARRYFORWARDS

  At October 31, 2001, the following Funds had capital loss carryforwards:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Short-Term Bond Fund ........  $ 3,125,222       2002
                                 1,516,262       2003
                                    10,917       2004
                                     9,409       2005
                                   114,406       2006
                                 1,642,976       2007
                                   517,428       2008
Intermediate Government
 Income Fund*................   14,208,971       2002
                                 5,277,625       2003
                                 2,682,632       2004
                                 1,373,737       2006
                                 7,037,128       2007
                                 3,074,162       2008
Corporate Bond Fund .........      969,306       2003
                                   450,363       2005
                                   662,376       2007
                                   690,266       2008
High Quality Bond Fund*......    4,160,920       2006
                                 5,317,205       2007
                                 4,160,920       2008

* The availability of a portion of these capital loss carryforwards ($1,574,872 with respect to the Intermediate Government Income Fund and $2,860,138 with respect to the High Quality Bond Fund), which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

10.  SUBSEQUENT EVENTS

  At a meeting held on June 10-11, 2002, the Board of Trustees of the Trust approved a new Distribution Agreement with Liberty Funds Distributor, Inc. ("LFDI"), an affiliate of Fleet. The new Distribution Agreement is expected to go into effect on or about July 1, 2002, at which time LFDI will replace PFPC Distributors, Inc., as the Trust's distributor.

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

[GRAPHIC OMITTED]
GALAXY FUNDS LOGO

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P.O. Box 5108
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PRESORTED
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POSTAGE PAID
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